UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21189

PIMCO New York Municipal Income Fund III
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)                    (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (‘‘OMB’’) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Report to Shareholders

PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III
                                                         Annual Report September 30, 2006
As Restated

Contents

Letter to Shareholders	1
Performance & Statistics	2
Schedules of Investments	5
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	28
Statements of Cash Flows	30
Notes to Financial Statements	33
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	47
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements	48
Tax Information	51
Privacy Policy, Proxy Voting Policies & Procedures	52
Dividend Reinvestment Plan	53
Board of Trustees	54
Principal Officers	55

Why is PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III Annual Reports being ‘‘Restated’’?

The financial statements of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III for the fiscal year ended September 30, 2006 contained within this annual report have been restated, as set forth in Note 8 to the financial statements. The reason for the restatements is to appropriately reflect the accounting treatment of each Fund’s portfolio holdings of certain municipal bond transactions referred to as ‘‘inverse floaters.’’ Additionally, certain other data presented in the annual reports, derived from the information in each Fund’s financial statements or using the same methodology on which the presentation of the information in the financial statements were based, have been revised accordingly.

Principally, the restatements reflect revised portfolio holdings information in the schedule of investments and revised expenses and income. It is important to note, however, that these restatements have no effect on each Fund’s previously reported net assets, net asset values per share or investment performance. Distributions paid to shareholders during the fiscal year ended September 30, 2006, as well as the tax status of those distributions, also remain unchanged.

PIMCO Municipal Income Funds III Letter to Shareholders

October 30, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (the ‘‘Funds’’) for the fiscal year ended September 30, 2006.

After a difficult period, the bond market picked up in the third quarter of 2006 as the economy slowed and expectations grew that the Federal Reserve (the ‘‘Fed’’) might begin easing. In fact, the Fed left rates unchanged at 5.25% at each of the last three Fed meetings (August, September and October), citing weakness in the housing sector and falling energy prices. Prior to the August meeting, the Fed had raised the fed funds rate 25 basis points at seventeen consecutive meetings. Nine of the seventeen interest rate increases took place during the Funds’ fiscal year, and as a result the inherent increase in borrowing costs proved to be a headwind for the Funds during the year.

For specific information on the Funds and their performance during the reporting period, please review the following pages.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor

Chairman

Brian S. Shlissel

President & Chief Executive Officer

9.30.06 | PIMCO Municipal Income Funds III Annual Report 1

PIMCO Municipal Income Fund III
Performance & Statistics
September 30, 2006 (unaudited)

Management Review

•	For the 12 months ended September 30, 2006, PIMCO Municipal Income Fund III returned 7.89% on net asset value and 7.69% on market price, compared with 6.37% and 8.73%, respectively, for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

•	The municipal bond market outperformed the taxable bond market for the one-year reporting period, as the Lehman Municipal Bond Index returned 4.45% and the Lehman Aggregate Bond Index returned 3.67%, respectively.

•	Longer-dated municipal bonds outperformed shorter-dated municipals during the reporting period as the yield curve flattened. For example, five- and 10-year AAA General Obligation yields rose 27 and 6 basis points, while 20- and 25-year yields declined 13 and 22 basis points, respectively. Note that when a bond’s yield rises, its price declines, and vice versa.

•	Longer-dated municipals also outperformed longer-dated Treasuries for the period. Consequently, interest rate hedging strategies that benefit when longer-term Treasuries lag municipals added to performance.

•	Exposure to tobacco-securitized debt was positive for performance.

•	Exposure to zero-coupon bonds, which have outperformed most other fixed-income sectors in 2006, also enhanced performance.

•	A focus on higher credit quality bonds detracted from performance as lower-rated, more speculative issues outperformed during the year.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	7.69%	7.89%
3 Years	10.51%	8.97%
Commencement of Operations (10/31/02) to 9/30/06	7.97%	7.78%

Common Share Market Price / NAV Performance:

Commencement of Operations (10/31/02) to 9/30/06

Market Price / NAV:
Market Price	$15.70
NAV	$14.90
Premium to NAV	5.37%
Market Price Yield(2)	5.35%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at September 30, 2006.

2 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO California Municipal Income Fund III
Performance & Statistics
September 30, 2006 (unaudited)

Management Review

•	For the 12 months ended September 30, 2006, PIMCO California Municipal Income Fund III returned 6.99% on net asset value and 19.43% on market price, compared with 6.19% and 9.94%, respectively, for the Lipper Analytical California Municipal Debt Funds average.

•	California municipal bonds, as measured by the Lehman California Municipal Bond Index, outperformed the broader national municipal market, as measured by the Lehman Municipal Bond Index, for the one-year reporting period, returning 4.61% and 4.45%, respectively.

•	The California General Obligation AAA municipal yield curve flattened over the reporting period. For example, five-year maturity AAA municipal yields increased 27 basis points, while 10-, 20- and 30-year maturities decreased 7, 16 and 25 basis points, respectively.

•	Exposure to tobacco-securitized debt was positive for performance.

•	Exposure to zero-coupon bonds, which have outperformed most other fixed-income sectors in 2006, also enhanced performance.

•	A focus on higher credit quality bonds detracted from performance as lower-rated, more speculative issues outperformed during the year.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	19.43%	6.99%
3 Years	14.93%	10.50%
Commencement of Operations (10/31/02) to 9/30/06	10.07%	7.67%

Common Share Market Price / NAV Performance:

Commencement of Operations (10/31/02) to 9/30/06

Market Price / NAV:
Market Price	$16.94
NAV	$14.83
Premium to NAV	14.23%
Market Price Yield(2)	5.67%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at September 30, 2006.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 3

PIMCO New York Municipal Income Fund III
Performance & Statistics
September 30, 2006 (unaudited)

Management Review

•	For the 12 months ended September 30, 2006, PIMCO New York Municipal Income Fund III returned 6.53% on net asset value and 8.73% on market price, compared with 5.89% and 9.02%, respectively, for the Lipper Analytical New York Municipal Debt Funds average.

•	Municipal bonds issued within New York, as measured by the Lehman New York Municipal Bond Index, slightly underperformed the national market, as measured by the Lehman Municipal Bond Index, for the one-year reporting period, returning 4.37% and 4.45%, respectively.

•	The New York General Obligation AAA municipal yield curve flattened over the reporting period. For example, five-year maturity AAA yields increased 19 basis points, while 10-, 20- and 30-year maturities decreased 8, 9, and 26 basis points, respectively.

•	Exposure to tobacco-securitized debt was positive for performance.

•	Exposure to zero-coupon bonds, which have outperformed most other fixed-income sectors in 2006, also enhanced performance.

•	A focus on higher credit quality bonds detracted from performance as lower-rated, more speculative issues outperformed during the year.

Total Return(1):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	8.73%	6.53%
3 Years	13.35%	8.89%
Commencement of Operations (10/31/02) to 9/30/06	9.00%	7.85%

Common Share Market Price / NAV Performance:

Commencement of Operations (10/31/02) to 9/30/06

Market Price / NAV:
Market Price	$16.45
NAV	$15.09
Premium to NAV	9.01%
Market Price Yield(2)	5.11%

Moody’s Ratings
(as a % of total investments)

(1)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at September 30, 2006.

4 PIMCO Municipal Income Funds III Annual Report  | 9.30.06

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES–97.5%
	Alabama–1.1%
	Birmingham, GO, Ser. B (AMBAC),
$1,000	5.00%, 12/1/27	Aaa/AAA	$1,040,760
2,560	5.00%, 12/1/32	Aaa/AAA	2,650,317
5,000	Birmingham Baptist Medical Centers Special Care Facs. Financing Auth. Rev., 5.00%, 11/15/30, Ser. A	Baa1/NR	5,117,350
1,500	Colbert Cnty., Northwest Health Care Auth., Health Care Facs. Rev., 5.75%, 6/1/27	Baa3/NR	1,530,090
			10,338,517
	Alaska–0.5%
	State Housing Finance Corp. Rev.,
3,900	5.00%, 12/1/33, Ser. A	Aaa/AAA	3,997,305
1,000	5.25%, 6/1/32, Ser. C (MBIA)	Aaa/AAA	1,020,690
			5,017,995
	Arizona–2.9%
2,200	Health Facs. Auth. John C. Lincoln Health Network Rev.,
	7.00%, 12/1/25, (Pre-refunded @ $102, 12/1/10) (a)	NR/BBB	2,520,584
1,500	Maricopa Cnty. Pollution Control Corp., Pollution Control Rev., 5.05%, 5/1/29 (AMBAC)	Aaa/AAA	1,569,330
	Salt River Project Agricultural Improvement & Power Dist. Rev., Ser. A (g),
5,000	5.00%, 1/1/35	Aa1/AA	5,283,800
16,000	5.00%, 1/1/37	Aa1/AA	16,895,680
			26,269,394
	Arkansas–0.1%
7,000	Arkansas Dev. Finance Auth. Rev., zero coupon, 7/1/46 (AMBAC)	Aaa/AAA	1,056,580
	California–6.2%
1,000	Alameda Public Financing Auth. Rev., 7.00%, 6/1/09	NR/NR	1,003,270
2,000	Chula Vista Community Facs. Dist., Special Tax, 5.25%, 9/1/30	NR/NR	2,033,540
	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev., Ser. 2003-A-1,
27,585	6.25%, 6/1/33	Baa3/BBB	30,383,774
21,000	6.75%, 6/1/39	Baa3/BBB	23,729,580
			57,150,164
	Colorado–3.1%
9,955	Colorado Springs Rev., 5.00%, 11/15/30, Ser. B (g)	Aa2/AA	10,369,128
	El Paso Cnty., CP (AMBAC),
1,735	5.00%, 12/1/23, Ser. A	Aaa/AAA	1,823,954
1,725	5.00%, 12/1/23, Ser. B	Aaa/AAA	1,813,441
2,820	5.00%, 12/1/27, Ser. A	Aaa/AAA	2,950,481
1,500	5.00%, 12/1/27, Ser. B	Aaa/AAA	1,569,405
1,500	Garfield Cnty. School Dist. Re-2, GO, 5.00%, 12/1/25 (FSA)	Aaa/NR	1,572,735

9.30.06 | PIMCO Municipal Income Funds III Annual Report 5

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Colorado–3.1% (continued)
$2,000	La Plata Cnty. School Dist. No. 9-R, Durango, GO, 5.25%, 11/1/25, (Pre-refunded @ $100, 11/1/12) (MBIA) (a)	Aaa/NR	$2,179,720
4,000	Saddle Rock Metropolitan Dist., GO, 5.35%, 12/1/31 (Radian)	NR/AA	4,137,960
2,500	School Mines Auxiliary Facs. Rev., 5.00%, 12/1/37 (AMBAC)	Aaa/AAA	2,590,925
			29,007,749
	Florida–5.2%
3,480	Brevard Cnty. Health Facs. Auth. Rev., 5.00%, 4/1/34	A2/A	3,610,465
8,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.25%, 11/15/23, Ser. B	A2/A+	8,391,280
2,500	Hillsborough Cnty. Industrial Dev. Auth. Rev., Tampa General Hospital, 5.25%, 10/1/34, Ser. B	A3/NR	2,632,850
1,485	Julington Creek Plantation Community Dev. Dist., Special Assessment Rev., 5.00%, 5/1/29 (MBIA)	Aaa/AAA	1,561,300
1,000	Orange Cnty. Housing Finance Auth. Multifamily Rev., Palm Grove Gardens, 5.25%, 1/1/28, Ser. G	Aaa/NR	1,035,940
15,000	Pinellas Cnty. Health Fac. Auth. Rev., Baycare Health,
	5.50%, 11/15/33, (Pre-refunded @ $100, 5/15/13) (a)	Aa3/NR	16,552,050
7,500	South Miami Health Facs. Auth., Hospital Rev., Baptist Health, 5.25%, 11/15/33	Aa3/AA−	7,860,825
5,615	Tampa, Water & Sewer Rev., 5.00%, 10/1/26, Ser. A	Aa2/AA	5,865,878
			47,510,588
	Georgia–0.5%
4,000	Griffin Combined Public Utility Rev., 5.00%, 1/1/32 (AMBAC)	Aaa/AAA	4,220,720
	Idaho–0.8%
	State Building Auth. Building Rev., Ser. A (XLCA),
1,000	5.00%, 9/1/33	Aaa/AAA	1,042,220
5,750	5.00%, 9/1/43	Aaa/AAA	5,976,435
			7,018,655
	Illinois–8.3%
2,250	Chicago, GO, 5.00%, 1/1/31, Ser. A (MBIA)	Aaa/AAA	2,323,058
	Chicago, Lake Shore East, Special Assessment,
1,600	6.625%, 12/1/22	NR/NR	1,734,080
3,456	6.75%, 12/1/32	NR/NR	3,749,034
5,000	Chicago Board of Education, GO, 5.00%, 12/1/31, Ser. C, (Pre-refunded @ $100,12/1/11) (FSA) (a)	Aaa/AAA	5,336,350
500	Chicago Board of Education School Reform, GO, zero coupon, 12/1/28, Ser. A (FGIC)	Aaa/AAA	182,920
3,000	Chicago Kingsbury Redev. Project, Tax Allocation, 6.57%, 2/15/13, Ser. A	NR/NR	3,095,010
7,000	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/33, Ser. A (AMBAC)	Aaa/AAA	7,275,380
4,000	Chicago Park Dist., GO, 5.00%, 1/1/29, Ser. D (FGIC)	Aaa/AAA	4,130,840
2,500	Chicago Water Rev., 5.00%, 11/1/31, (Pre-refunded @ $100, 11/1/11) (AMBAC) (a)	Aaa/AAA	2,665,725

6 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Illinois–8.3% (continued)
$2,935	City of Springfield Rev., 5.00%, 3/1/35 (MBIA)	AAA/AAA	$3,083,217
1,050	Dev. Finance Auth., 5.875%, 2/15/38	NR/NR	1,086,204
	Educational Facs. Auth. Rev., Univ. of Chicago,
4,780	5.00%, 7/1/33	Aa1/AA	4,968,045
220	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (a)	Aa1/AA	238,005
165	5.25%, 7/1/41	Aa1/AA	174,233
4,160	5.25%, 7/1/41, (Pre-refunded @ $101, 7/1/11) (a)	Aa1/AA	4,489,911
9,045	Metropolitan Pier & Exposition Auth., Dedicated State Tax Rev.,
	McCormick Place Expansion, 5.25%, 6/15/42 (MBIA)	Aaa/AAA	9,592,584
4,300	Round Lake, Special Tax Rev., 6.70%, 3/1/33	NR/NR	4,643,269
12,795	State Finance Auth. Rev., 5.00%, 2/1/33 (AMBAC) (g)	NR/NR	13,192,669
1,175	State Health Facs. Auth. Rev., Elmhurst Memorial Healthcare, 5.50%, 1/1/22	A2/NR	1,248,085
3,050	Univ. Rev., 5.00%, 4/1/30, Ser. A (AMBAC)	Aaa/AAA	3,140,128
			76,348,747
	Indiana–2.9%
7,535	Bond Bank Rev., 5.00%, 2/1/33, Ser. A (FSA)	Aaa/AAA	7,839,112
3,000	Brownsburg 1999 School Building Corp. Rev., 5.25%, 3/15/25, Ser. A, (Pre-refunded @ $100, 9/15/13) (FSA) (a)	Aaa/AAA	3,297,930
1,375	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	Caa1/B-	1,410,764
5,000	Indianapolis Local Public Improvement Board, Tax Allocation,
	5.00%, 2/1/29, Ser. G (MBIA)	Aaa/AAA	5,208,600
	Michigan City Area Wide School Building Corp. Rev. (FGIC),
2,500	zero coupon, 1/15/21	Aaa/AAA	1,344,675
1,000	zero coupon, 7/15/21	Aaa/AAA	526,320
1,000	zero coupon, 1/15/22	Aaa/AAA	512,710
1,000	Plainfield Parks Facs. Corp. Lease Rent Rev., 5.00%, 1/15/22 (AMBAC)	Aaa/AAA	1,044,030
	Portage Industrial Economic Dev. Rev.,
1,000	5.00%, 7/15/23	NR/BBB+	1,018,520
775	5.00%, 1/15/27	NR/BBB+	783,370
3,500	State Dev. Finance Auth. Pollution Control Rev., 5.00%, 3/1/30 (AMBAC)	Aaa/AAA	3,510,115
			26,496,146
	Iowa–1.4%
1,000	Coralville, CP, 5.25%, 6/1/26, Ser. D	NR/A2	1,056,560
1,000	Tobacco Settlement Auth., Tobacco Settlement Rev.,
	5.60%, 6/1/35, Ser. B, (Pre-refunded @ $101, 6/1/11) (a)	Baa3/AAA	1,090,790
11,010	Tobacco Settlement Auth. of Iowa Rev., zero coupon, 6/1/34, Ser. B	Baa3/BBB	10,700,509
			12,847,859

9.30.06 | PIMCO Municipal Income Funds III Annual Report 7

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Kentucky–0.2%
	Economic Dev. Finance Auth. Hospital Facs. Rev.,
$1,000	Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA-	$1,048,090
1,140	St. Luke’s Hospital, 6.00%, 10/1/19	A3/A	1,273,585
			2,321,675
	Louisiana–0.8%
5,000	Public Facs. Auth. Rev., Ochsner Clinic Foundation, 5.50%, 5/15/32, Ser. B	A3/NR	5,274,250
1,595	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001 B	Baa3/BBB	1,685,389
			6,959,639
	Maryland–0.2%
1,500	State Health & Higher Educational Facs. Auth. Rev., Calvert Health Systems, 5.50%, 7/1/36	A2/NR	1,610,205
	Massachusetts–2.7%
1,000	State Dev. Finance Agcy. Rev., 5.75%, 7/1/33, Ser. C	Baa1/BBB+	1,070,890
7,000	State Health & Educational Facs. Auth. Rev., Harvard Univ., 5.125%, 7/15/37, Ser. FF	Aaa/AAA	7,358,120
4,910	State Housing Finance Agcy., Housing Rev., 5.125%, 6/1/43, Ser. H	Aa3/AA−	5,027,791
3,225	State Water Pollution Abatement Trust Rev., 5.00%, 8/1/32, Ser. 8	Aaa/AAA	3,367,061
7,555	State Water Res. Auth. Rev., 5.00%, 8/1/32, Ser. J (FSA)	Aaa/AAA	7,844,206
			24,668,068

	Michigan–13.2%
	Detroit Water Supply System Rev.,
33,040	5.00%, 7/1/32, Ser. A (FSA) (g)	NR/NR	34,241,995
7,555	5.00%, 7/1/34,Ser. B, (MBIA)	Aaa/AAA	7,865,662
4,685	5.00%, 7/1/34, Ser. B, (Pre-refunded @ $100, 7/1/13) (MBIA) (a)	Aaa/AAA	5,068,420
35,000	5.00%, 7/1/34, Ser. A (MBIA) (g)	Aaa/AAA	36,543,500
5,000	State Building Auth. Rev., 5.00%, 10/15/26, Ser. III, (Pre-refunded @ $100, 10/15/12) (FSA) (a)	Aaa/AAA	5,379,200
	State Hospital Finance Auth. Rev.,
175	Detroit Medical Center, 5.25%, 8/15/23	Ba3/BB−	165,800
4,000	Henry Ford Health System, 5.00%, 3/1/17, (Pre-refunded @ $100, 3/1/13) (a)	A1/A	4,289,400
	Oakwood Group, Ser. A,
5,405	5.75%, 4/1/32	A2/A	5,762,865
575	6.00%, 4/1/22	A2/A	627,135
20,000	Trinity Health Credit, 5.375%, 12/1/30	Aa3/AA-	21,217,800
1,000	State Technical Univ., 5.00%, 10/1/33 (XLCA)	Aaa/AAA	1,039,860
			122,201,638

8 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Minnesota–0.3%
$2,400	Upsala Independent School Dist. No. 487, GO, 5.00%, 2/1/28 (FGIC)	Aaa/AAA	$2,520,504
	Mississippi–0.5%
	Business Finance Corp., Pollution Control Rev.,
3,000	5.875%, 4/1/22	Ba1/BBB−	$3,014,700
1,250	5.90%, 5/1/22	Ba1/BBB−	1,252,025
			4,266,725
	Missouri–2.3%
4,000	Bi-State Dev. Agcy. Rev., Missouri Illinois Metropolitan Dist., 5.00%, 10/1/32 (FSA)	Aaa/AAA	4,187,200
1,350	St. Louis Cnty. Industrial Dev. Auth., Housing Dev. Rev., 5.20%, 1/20/36 (GNMA)	NR/AAA	1,392,026
	St. Louis Industrial Dev. Auth. Rev. (GNMA),
1,500	5.125%, 12/20/29	NR/AAA	1,553,085
1,500	5.125%, 12/20/30	NR/AAA	1,544,880
4,365	State Environmental Improvement & Energy Res. Auth., Water Pollution Control Rev., 5.00%, 7/1/23, Ser. B	Aaa/NR	4,611,142
7,500	State Health & Educational Facs. Auth., Health Facs., St. Anthony’s Medical Center, 6.25%, 12/1/30, (Pre-refunded @ $101, 12/1/10) (a)	A2/A	8,328,525
			21,616,858
	Montana–1.3%
11,250	Forsyth Pollution Control Rev., Puget Sound Energy, 5.00%, 3/1/31 (AMBAC)	Aaa/AAA	11,817,450
	Nevada–0.5%
3,355	Henderson Health Care Fac. Rev., Catholic Healthcare West, 5.125%, 7/1/28	A3/A−	3,399,722
895	Henderson Local Improvement Dists., Special Assessment, 5.80%, 3/1/23	NR/NR	925,126
			4,324,848
	New Hampshire–0.5%
	Manchester Water Works Rev. (FGIC),
1,500	5.00%, 12/1/28	Aaa/AAA	1,578,180
3,250	5.00%, 12/1/34	Aaa/AAA	3,396,867
			4,975,047
	New Jersey–3.7%
	Camden Cnty.,
1,000	Improvement Auth., 5.00%, 2/15/35, Ser. A	Baa3/BBB	1,025,360
1,540	Improvement Auth. Rev., Cooper Health System,
	6.00%, 2/15/27, (Pre-refunded @ $102, 2/15/07) (a)	Baa3/BBB	1,583,690
	Economic Dev. Auth.,
4,500	Kapkowski Rd. Landfill, 6.50%, 4/1/28	Baa3/NR	5,479,020

9.30.06 | PIMCO Municipal Income Funds III Annual Report 9

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	New Jersey–3.7% (continued)
$300	Newark Airport, 7.00%, 10/1/14	Ba3/NR	$306,429
	Health Care Facs. Financing Auth. Rev.,
2,500	Middlesex Cnty. Pollution Control Auth. Rev., 5.75%, 9/15/32	Ba1/BBB−	2,660,075
3,000	Pascack Valley Hospital, 6.625%, 7/1/36	NR/B+	3,119,190
2,000	Somerset Medical Center, 5.50%, 7/1/33	Baa3/NR	2,052,660
2,000	South Port Corp. Rev., 5.10%, 1/1/33	NR/A	2,079,760
1,500	State Educational Facs. Auth. Rev., 6.00%, 7/1/25, Ser. D	NR/NR	1,643,160
	Tobacco Settlement Financing Corp. Rev.,
525	6.00%, 6/1/37	Baa3/BBB	559,870
1,000	6.125%, 6/1/24	Baa3/BBB	1,083,560
230	6.125%, 6/1/42	Baa3/BBB	246,691
350	6.25%, 6/1/43	Baa3/BBB	382,354
10,750	6.75%, 6/1/39	Baa3/BBB	12,048,708
			34,270,527
	New Mexico–0.1%
1,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa2/BBB	1,011,770
	New York–5.3%
10,000	Metropolitan Transportation Auth. Rev., 5.25%, 11/15/32, Ser. B	A2/A	10,658,500
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
5,000	5.00%, 6/15/35, Ser. C	Aa2/AA+	5,217,000
8,180	5.00%, 6/15/37, Ser. D (g)	Aa2/AA+	8,567,159
1,500	5.00%, 6/15/39, Ser. A	Aa2/AA+	1,562,100
	State Dormitory Auth. Rev.,
4,000	Saint Barnabas Hospital, 5.125%, 2/1/22, Ser. A (AMBAC-FHA)	Aaa/AAA	4,242,200
11,590	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	12,066,581
3,800	State Personal Income Tax, 5.00%, 3/15/32, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	4,110,422
2,000	State Environmental Facs. Corp. Rev., 5.00%, 6/15/28	Aaa/AAA	2,106,760
			48,530,722
	North Carolina–1.3%
2,000	Charlotte-Mecklenburg Hospital Auth., Healthcare System Rev.,
	5.00%, 1/15/33, Ser. A	Aa3/AA	2,078,440
	Eastern Municipal Power Agcy., Power System Rev.,
2,000	5.125%, 1/1/23, Ser. D	Baa2/BBB	2,076,040
2,000	5.125%, 1/1/26, Ser. D	Baa2/BBB	2,068,320
3,795	5.375%, 1/1/17, Ser. C	Baa2/BBB	4,048,089
1,500	Medical Care Commission, Health Care Facs. Rev., Cleveland Cnty., 5.00%, 7/1/35 (AMBAC)	Aaa/AAA	1,564,410
			11,835,299

10 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Ohio–0.8%
$2,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	Aa3/AA-	$2,629,850
5,000	Ohio Air Quality Dev. Auth. Rev., 4.80%, 1/1/34, Ser. B (FGIC) (g)	Aaa/AAA	5,110,700
			7,740,550
	Oklahoma–0.4%
3,500	Tulsa Cnty. Industrial Auth. Rev., Legacy Apartments, 4.90%, 11/20/46 (FHA-GNMA)	Aaa/NR	3,612,910
	Pennsylvania–2.7%
4,350	Allegheny Cnty. Hospital Dev. Auth. Rev., 9.25%, 11/15/30, Ser. B	Ba3/B+	5,183,677
	Cumberland Cnty. Auth. Retirement Community Rev.,
	Wesley Affiliated Services, Ser. A,
415	7.25%, 1/1/35	NR/NR	449,217
1,085	7.25%, 1/1/35, (Pre-refunded @ $101, 1/1/13) (a)	NR/NR	1,305,125
3,250	Delaware River Joint Toll Bridge, Commission Bridge Rev., 5.00%, 7/1/28	A2/A−	3,389,425
3,000	Lehigh Cnty. General Purpose Auth. Rev., St. Luke’s Bethlehem Hospital, 5.375%, 8/15/33	Baa1/BBB	3,153,360
5,000	Philadelphia School Dist., GO, 5.125%, 6/1/34, Ser. D (FGIC)	Aaa/AAA	5,306,650
6,300	St. Mary Hospital Auth., Bucks Cnty. Rev.,
	5.00%, 12/1/28, (Partially pre-refunded @ $101, 6/1/08) (a)	Aa2/NR	6,322,554
			25,110,008
	Puerto Rico–0.2%
2,200	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	2,310,352
	South Carolina–1.6%
7,500	Florence Cnty. Rev., McLeod Regional Medical Center, 5.00%, 11/1/31, Ser. A (FSA)	Aaa/AAA	7,875,600
6,700	Jobs Economic Dev. Auth. Rev., Bon Secours Health System, 5.625%, 11/15/30	A3/A-	7,113,323
			14,988,923
	Tennessee–0.1%
1,250	Knox Cnty. Health Educational & Housing Facs., Board Hospital Facs. Rev., Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA−	1,312,812
	Texas–14.8%
4,135	Canyon Independent School Dist., GO, 5.00%, 2/15/28, Ser. A (PSF-GTD)	NR/AAA	4,306,148
2,500	Columbia & Brazoria Independent School Dist., GO, 5.00%, 8/1/29 (PSF-GTD)	NR/AAA	2,608,425
1,300	Comal Cnty. Health Facs., McKenna Memorial Hospital Project Rev., 6.25%, 2/1/32	Baa3/BBB−	1,412,151
6,810	Crowley Independent School Dist., GO, 4.75%, 8/1/35 (PSF-GTD) (g)	NR/NR	6,993,870

9.30.06 | PIMCO Municipal Income Funds III Annual Report 11

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Texas–14.8% (continued)
$12,975	Dallas Area Rapid Transit Rev., 5.00%, 12/1/32, (Pre-refunded @ $100, 12/1/12) (FGIC) (a)(g)	NR/NR	$13,468,180
	Denton Independent School Dist., GO (PSF-GTD),
255	zero coupon, 8/15/26	AAA/AAA	88,824
5,745	zero coupon, 8/15/26, (Pre-refunded @ $44.73, 8/15/12) (a)	AAA/AAA	2,052,459
255	zero coupon, 8/15/27	AAA/AAA	83,648
5,745	zero coupon, 8/15/27, (Pre-refunded @ $42.17, 8/15/12) (a)	AAA/AAA	1,934,973
215	zero coupon, 8/15/28	AAA/AAA	66,401
4,785	zero coupon, 8/15/28, (Pre-refunded @ $39.75, 8/15/12) (a)	AAA/AAA	1,519,142
255	zero coupon, 8/15/29	AAA/AAA	74,177
5,745	zero coupon, 8/15/29, (Pre-refunded @ $37.46, 8/15/12) (a)	AAA/AAA	1,718,846
85	zero coupon, 8/15/30	AAA/AAA	23,270
1,915	zero coupon, 8/15/30, (Pre-refunded @ $35.30, 8/15/12) (a)	AAA/AAA	539,858
340	zero coupon, 8/15/31	AAA/AAA	87,584
7,660	zero coupon, 8/15/31, (Pre-refunded @ $33.25, 8/15/12) (a)	AAA/AAA	2,034,343
10,115	5.00%, 8/15/33 (g)	NR/NR	10,462,147
4,400	Harris Cnty., GO, 5.125%, 8/15/31, (Pre-refunded @ $100, 8/15/12) (a)	Aa1/AA+	4,734,796
	Harris Cnty. Health Facs. Dev. Corp. Rev.,
5,000	Christus Health, 5.375%, 7/1/29, Ser. A, (Pre-refunded @ $101, 7/1/09) (MBIA) (a)	Aaa/AAA	5,274,800
2,750	St. Luke’s Episcopal Hospital, 5.375%, 2/15/26, Ser. A, (Pre-refunded @ $100, 8/15/11) (a)	NR/AAA	2,960,815
19,500	Harris Cnty. Rev., 5.125%, 8/15/32 (FSA)	Aaa/AAA	20,407,335
4,005	Houston, GO, 5.00%, 3/1/25 (MBIA)	Aaa/AAA	4,160,394
5,000	Houston Water & Sewer System Rev., 5.00%, 12/1/30, Ser. A,
	(Pre-refunded @ $100, 12/1/12) (FSA) (a)	Aaa/AAA	5,363,350
7,000	Judson Independent School Dist., GO, 5.00%, 2/1/30 (PSF-GTD)	Aaa/NR	7,210,560
11,950	Mansfield Independent School Dist., GO, 5.00%, 2/15/28 (PSF-GTD) (g)	NR/NR	12,444,610
	Mesquite Independent School Dist. No. 1, GO, Ser. A (PSF-GTD),
1,365	zero coupon, 8/15/16	NR/AAA	898,224
1,000	zero coupon, 8/15/18	NR/AAA	590,920
1,000	zero coupon, 8/15/19	NR/AAA	556,710
1,000	zero coupon, 8/15/20	NR/AAA	525,000
2,105	Northwest Harris Cnty. Municipal Utility Dist. No. 16, GO, 5.30%, 10/1/29 (Radian)	NR/AA	2,174,423
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	Baa2/BBB−	2,085,120
4,000	State of Texas, GO, 4.75%, 4/1/36	Aa1/AA	4,082,760
	Univ. Rev., Ser. B,
2,000	5.00%, 7/1/26	Aaa/AAA	2,119,600
11,115	5.00%, 8/15/33 (g)	Aaa/AAA	11,572,605
			136,636,468

12 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Utah–0.7%
$1,750	Cnty. of Weber, IHC Health Services Rev., 5.00%, 8/15/30	Aa1/AA+	$1,795,692
4,100	Salt Lake Cnty. Hospital Rev., IHC Health Services, 5.125%, 2/15/33 (AMBAC)	Aaa/AAA	4,270,232
			6,065,924
	Washington–10.2%
6,375	Chelan Cnty. Public Utility Dist. Rev., 5.125%, 7/1/33, Ser. C (AMBAC)	Aaa/AAA	6,659,453
	King Cnty. Rev., Ser. A (g),
10,000	5.00%, 1/1/35 (FGIC)	Aaa/AAA	10,381,500
15,000	5.00%, 1/1/35 (FSA)	Aaa/AAA	15,458,700
3,000	Port Seattle Rev., 5.00%, 9/1/24 (FGIC)	Aaa/AAA	3,148,320
21,625	Port Tacoma, GO, 5.00%, 12/1/33, (Pre-refunded @ $100, 12/1/13) (AMBAC) (a)(g)	NR/NR	22,547,955
10,000	Seattle Rev., 5.00%, 7/1/32 (FGIC) (g)	NR/NR	10,357,300
23,230	Tobacco Settlement Auth., Tobacco Settlement Rev., 6.50%, 6/1/26	Baa3/BBB	25,539,294
			94,092,522
	Wisconsin–0.1%
560	Badger Tobacco Asset Securitization Corp., 6.00%, 6/1/17	Baa3/BBB	596,618
	Total Municipal Bonds & Notes (cost–$844,606,328)		898,681,175
VARIABLE RATE NOTES (b)(c)(d)–2.2%
	Florida–0.3%
2,554	State Turnpike Auth., 7.90%, 7/1/31, Ser. 1450	NR/AA2	2,818,850
	New York–1.7%
4,660	Liberty Dev. Corp. Rev., 10.48%, 10/1/35, Ser. 1451	NR/AA3	7,969,998
6,000	State Dormitory Auth., Univ. & College Improvement. Rev.,
	9.11%, 3/15/35, Ser. 1216	NR/AAA	7,473,600
			15,443,598
	Ohio–0.2%
2,075	Ohio Air Quality Dev. Auth., 8.03%, 1/1/34, Ser. 1223 (FGIC)	Aaa/AAA	2,304,432
	Total Variable Rate Notes (cost–$18,466,260)		20,566,880

U.S. TREASURY BILLS (e)–0.3%
2,745	4.743%-4.955%, 11/30/06-12/14/06 (cost–$2,718,695)		2,718,695
	Total Investments before options written (cost–$865,791,283)–100.0%		921,966,750

9.30.06 | PIMCO Municipal Income Funds III Annual Report 13

PIMCO Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Contracts		Value
OPTIONS WRITTEN (f)–(0.0)%
	Call Options–(0.0)%
484	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade, strike price $108, expires 11/21/06 (premiums received–$89,177)	$(332,750)
	Total Investments net of options written (cost–$865,702,106)–100.0%	$921,634,000

14 PIMCO Municipal Income Funds III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES–96.3%
$ 1,000	Alameda Public Financing Auth. Rev., 7.00%, 6/1/09	NR/NR	$ 1,003,270
	Assoc. of Bay Area Gov’t Finance Auth. Rev., Odd Fellows Home,
3,200	5.20%, 11/15/22	NR/A+	3,360,256
11,725	5.35%, 11/15/32	NR/A+	12,322,272
	Burbank Public Finance Auth. Rev., San Fernando Redev. Project,
1,135	5.50%, 12/1/28	NR/BBB	1,179,095
1,000	5.50%, 12/1/33	NR/BBB	1,033,350
2,000	Butte-Glenn Community College, GO, 5.00%, 8/1/26, Ser. A (MBIA)	Aaa/NR	2,104,880
2,000	Capistrano Unified School Dist., Community Fac. Dist., Special Tax, 6.00%, 9/1/32, (Pre-refunded @ $100, 9/1/13) (a)	NR/NR	2,288,560
1,000	Cathedral City Public Financing Auth., Tax Allocation Rev., 5.00%, 8/1/33, Ser. A (MBIA)	Aaa/AAA	1,043,330
1,150	Ceres Redev. Agcy. Tax Allocation, 5.00%, 11/1/33 (MBIA)	Aaa/AAA	1,211,376
	Ceres Unified School Dist., GO (FGIC),
2,825	zero coupon, 8/1/28	Aaa/AAA	848,545
2,940	zero coupon, 8/1/29	Aaa/AAA	830,550
	Chula Vista Community Facs. Dist., Special Tax,
2,000	5.125%, 9/1/36	NR/NR	2,033,320
1,600	5.75%, 9/1/33	NR/NR	1,648,768
675	6.15%, 9/1/26	NR/NR	720,495
1,620	6.20%, 9/1/33	NR/NR	1,729,026
1,000	City of Carlsbad, 6.00%, 9/2/34	NR/NR	1,043,830
8,000	Contra Costa Cnty. Public Financing Auth. Tax Allocation Rev.,
	5.625%, 8/1/33, Ser. A	NR/BBB	8,408,160
3,775	Cucamonga School Dist., CP, 5.20%, 6/1/27	NR/A−	3,887,646
	Educational Facs. Auth. Rev.,
2,500	Institute of Technology,
	5.00%, 10/1/32, Ser. A, (Pre-refunded @ $100, 10/1/11) (a)	Aaa/AAA	2,675,100
2,455	Loyola Marymount Univ., zero coupon, 10/1/34 (MBIA)	Aaa/NR	674,315
5,000	Pepperdine Univ., 5.00%, 9/1/33, Ser. A (FGIC)	Aaa/AAA	5,207,700
2,195	Elk Grove Unified School Dist., Community Facs. Dist. No. 1, Special Tax, 5.00%, 12/1/35 (MBIA)	AAA/AAA	2,301,699
500	Franklin-McKinley School Dist., GO, 5.00%, 8/1/27, Ser. B, (Pre-refunded @ $100, 8/1/13) (FSA) (a)	Aaa/AAA	544,525
	Fremont Community Facs. Dist., Special Tax,
1,250	5.30%, 9/1/30	NR/NR	1,272,850
5,000	6.30%, 9/1/31	NR/NR	5,284,000
9,500	Fresno School Unified Dist., GO, 6.00%, 8/1/26, Ser. A (MBIA)	Aaa/AAA	11,561,880
4,380	Glendale Electric Works Rev., 5.00%, 2/1/27 (MBIA)	Aaa/AAA	4,589,977
	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev.,
10,000	5.00%, 6/1/35, Ser. A (FGIC)(g)	Aaa/AAA	10,471,600
9,000	5.00%, 6/1/45, Ser. A (AMBAC-TCRS) (g)	Aaa/AAA	9,358,470
4,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS) (g)	Aaa/AAA	4,159,320

9.30.06 | PIMCO Municipal Income Fund III Annual Report 15

PIMCO California Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$ 18,000	6.25%, 6/1/33, Ser. 2003-A-1	Baa3/BBB	$ 19,826,280
38,490	6.75%, 6/1/39, Ser. 2003-A-1	Baa3/BBB	43,492,930
	Health Facs. Finance Auth. Rev.,
5,000	Adventist Health System, 5.00%, 3/1/33	NR/A	5,123,650
6,000	Cottage Health System, 5.00%, 11/1/33, Ser. B (MBIA)	Aaa/AAA	6,220,320
5,000	Kaiser Permanente, 5.00%, 10/1/18, Ser. B	A3/AAA	5,180,900
	Paradise VY Estates (CA Mtg. Ins.),
2,000	5.125%, 1/1/22	NR/A+	2,099,400
1,550	5.25%, 1/1/26	NR/A+	1,633,220
2,000	Sutter Health, 6.25%, 8/15/35, Ser. A	Aa3/AA−	2,213,780
	Infrastructure & Economic Dev. Bank Rev.,
7,750	Bay Area Toll Bridges,
	5.00%, 1/1/28, Ser. A, (Prerefunded @ 100, 1/1/28) (AMBAC) (a) (g)	Aaa/AAA	8,756,027
2,750	Claremount Univ. Consortium, 5.25%, 10/1/33	Aa3/NR	2,917,998
	Kaiser Assistance Corp.,
3,000	5.50%, 8/1/31, Ser. B	A2/A+	3,198,600
8,000	5.55%, 8/1/31, Ser. A	NR/A+	8,546,880
3,725	La Mesa-Spring Valley School Dist., GO, 5.00%, 8/1/26, Ser. A, (Prefunded @ $100, 8/1/12) (FGIC) (a)	Aaa/AAA	4,018,977
1,400	La Quinta Redev. Agcy., Tax Allocation, 5.10%, 9/1/31 (AMBAC)	Aaa/AAA	1,456,084
20	Lancaster Financing Auth. Tax Allocation, 4.75%, 2/1/34 (MBIA)	Aaa/AAA	20,475
825	Lee Lake Water Dist. Community Facs. Dist., Montecito Ranch, Special Tax, 6.125%, 9/1/32	NR/NR	860,904
5,000	Long Beach Community College Dist., GO, 5.00%, 5/1/28, Ser. A, (Pre-refunded @ $100, 5/1/13) (MBIA) (a)	Aaa/AAA	5,430,850
	Los Angeles Department of Water & Power Rev., 6,000
6,000	4.75%, 7/1/30 (FSA) (g)	Aaa/AAA	6,163,800
500	4.75%, 7/1/36 (FSA)	Aaa/AAA	510,005
10,000	5.00%, 7/1/30 Ser. A (g)	Aa3/AA−	10,375,600
20,000	5.00%, 7/1/35 (FSA) (g)	Aaa/AAA	21,084,400
	Los Angeles Unified School Dist., GO (MBIA),
7,650	5.00%, 1/1/28, Ser. A	Aaa/AAA	8,024,850
3,000	5.125%, 1/1/27, Ser. E	Aaa/AAA	3,166,710
1,000	Lynwood Unified School Dist., GO, 5.00%, 8/1/27, Ser. A (FSA)	Aaa/NR	1,051,230
5,280	Modesto Irrigation Dist., CP, 5.00%, 7/1/33, Ser. A (MBIA)	Aaa/AAA	5,497,114
4,585	Moreno Valley Unified School Dist. Community Facs. Dist., Special Tax, 5.20%, 9/1/36	NR/NR	4,674,499
2,180	Murrieta Valley Unified School Dist., Special Tax, 6.40%, 9/1/24, (Pre-refunded @ $102, 9/1/09) (a)	NR/NR	2,391,438
5,000	Oakland, GO, 5.00%, 1/15/33, Ser. A (MBIA)	Aaa/AAA	5,207,300
	Oakland Redev. Agcy., Tax Allocation,
985	5.25%, 9/1/27	NR/A	1,026,803
1,545	5.25%, 9/1/33	NR/A	1,605,332

16 PIMCO Municipal Income Fund III Annual Report | 9.30.06

PIMCO California Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$ 5,000	Orange Cnty. Community Facs. Dist., Special Tax, Ladera Ranch, 5.55%, 8/15/33, Ser. A	NR/NR	$ 5,161,000
5,000	Orange Cnty. Unified School Dist., CP, 4.75%, 6/1/29 (MBIA)	Aaa/AAA	5,055,250
	Orange Cnty. Water Dist. Rev., CP, Ser. B (MBIA),
1,000	5.00%, 8/15/28	Aaa/AAA	1,041,170
5,525	5.00%, 8/15/34 (g)	Aaa/AAA	5,739,149
5,000	Pajaro Valley Unified School Dist., GO, 5.00%, 8/1/26, Ser. A, (Pre-refunded @ $100, 8/1/13) (FSA) (a) (g)	NR/NR	5,445,250
2,000	Palm Desert Financing Auth., Tax Allocation, 5.00%, 4/1/25, Ser. A (MBIA)	Aaa/AAA	2,090,160
6,455	Pasadena Rev., 5.00%, 6/1/33 (FGIC) (g)	NR/NR	6,736,632
1,410	Pomona Public Financing Auth. Rev., 5.00%, 12/1/37, Ser. AF (MBIA)	Aaa/AAA	1,458,969
	Poway Unified School Dist., Community Facs. Dist. No. 6, Special Tax,
3,650	5.125%, 9/1/28	NR/NR	3,732,344
1,285	6.05%, 9/1/25	NR/NR	1,367,715
2,100	6.125%, 9/1/33	NR/NR	2,231,880
5,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Aaa/AAA	5,194,950
500	Rocklin Unified School Dist. Community Facs., Special Tax, 5.00%, 9/1/29 (MBIA)	Aaa/AAA	522,835
7,680	Rowland Unified School Dist., GO, 5.00%, 8/1/28, Ser. B (FSA)	Aaa/AAA	8,064,077
1,400	Sacramento City Financing Auth. Rev., North Natomas CFD No. 2, 6.25%, 9/1/23, Ser. A	NR/NR	1,448,258
10,820	Sacramento Cnty. Water Financing Auth. Rev., 5.00%, 6/1/34, (Pre-refunded @ $100, 6/1/13) (AMBAC) (a) (g)	NR/NR	11,260,266
8,000	Sacramento Muni Utility Dist., Electric Rev., 5.00%, 8/15/33, Ser. R (MBIA) (g)	Aaa/AAA	8,334,240
12,075	San Diego Community College Dist., GO, 5.00%, 5/1/28, Ser. A (FSA) (g)	Aaa/AAA	12,659,913
	San Diego Community Facs. Dist. No. 3, Ser. A,
890	5.60%, 9/1/21	NR/NR	906,776
580	5.70%, 9/1/26	NR/NR	589,924
1,700	5.75%, 9/1/36	NR/NR	1,731,484
	San Diego Unified School Dist., GO (FSA),
480	5.00%, 7/1/26, Ser. C	Aaa/AAA	518,006
11,000	5.00%, 7/1/26, Ser. E	Aaa/AAA	11,886,600
8,425	5.00%, 7/1/28, Ser. E	Aaa/AAA	9,104,055
1,500	San Diego Univ. Foundation Auxiliary Organization Rev., 5.00%, 3/1/27, Ser. A (MBIA)	Aaa/AAA	1,558,935
3,000	San Jose, Libraries & Parks, GO, 5.125%, 9/1/31	Aa1/AA+	3,125,880
15,700	San Marcos Public Facs. Auth., Tax Allocation, 5.00%, 8/1/33 (g)	NR/NR	16,352,492
	Santa Ana Unified School Dist., GO, Ser. B (FGIC),
2,515	zero coupon, 8/1/26	Aaa/AAA	1,036,809
3,520	zero coupon, 8/1/28	Aaa/AAA	1,315,776
2,500	zero coupon, 8/1/30	Aaa/AAA	844,025

9.30.06 | PIMCO Municipal Income Fund III Annual Report 17

PIMCO California Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$ 3,780	zero coupon, 8/1/31	Aaa/AAA	$ 1,213,418
3,770	zero coupon, 8/1/32	Aaa/AAA	1,150,227
1,250	Santa Clara Valley Transportation Auth., Sales Tax Rev., 5.00%, 6/1/26, Ser. A, (Pre-refunded @ $100, 6/1/11) (MBIA) (a)	Aaa/AAA	1,332,112
2,500	Santa Margarita Water Dist., Special Tax, 6.25%, 9/1/29	NR/NR	2,683,125
3,470	Community Facs. Dist. No. 99-1 Escrow, 6.25%, 9/1/29	NR/NR	3,723,692
3,550	Santa Monica Community College Dist., GO, zero coupon, 8/1/27, Ser. C (MBIA)	Aaa/AAA	1,297,596
1,205	Sequoia Union High School Dist., GO, 5.00%, 7/1/23 (MBIA)	Aaa/NR	1,268,961
4,475	Simi Valley Community Dev. Agcy., Tax Allocation, Tapo Canyon & West End, 5.00%, 9/1/25 (FGIC)	Aaa/AAA	4,704,030
4,250	Sonoma Cnty. Jr. College Dist., GO, 5.00%, 8/1/27, Ser. A, (Pre-refunded @ $100, 8/1/13) (FSA) (a)	Aaa/AAA	4,628,462
1,000	Sonoma Cnty. Water Agcy., Water Rev., 5.00%, 7/1/32, Ser. A (MBIA)	Aaa/AAA	1,040,970
	South Tahoe JT Powers Financing Auth. Rev.,
2,500	5.125%, 10/1/09	NR/NR	2,511,125
4,425	5.45%, 10/1/33	NR/BBB	4,596,778
27,210	Southern CA Public Power Auth., Power Project Rev., Magnolia Power, 5.00%, 7/1/33, Ser. A-2003-1 (AMBAC) (g)	Aaa/AAA	28,393,635
600	State Department of Water Res. Rev., Central Valley Project, 5.00%, 12/1/25, Ser. AC (MBIA)	Aaa/AAA	637,518
4,095	State Department Veteran Affairs Home Purchase Rev., 5.35%, 12/1/27, Ser. A (AMBAC)	Aaa/AAA	4,362,117
	State Public Works Board Lease Rev.,
5,385	CA State Univ., 5.00%, 10/1/19	A2/A	5,549,404
1,105	Patton, 5.375%, 4/1/28	A2/A	1,171,665
4,600	Univ. CA, M.I.N.D. Inst., 5.00%, 4/1/28, Ser. A	Aa2/AA−	4,793,936
3,505	Statewide Community Dev. Auth., CP, Internext Group, 5.375%, 4/1/30	NR/BBB	3,561,501
	Statewide Community Dev. Auth. Rev.,
2,500	Berkeley Montessori School, 7.25%, 10/1/33	NR/NR	2,647,725
7,300	Health Fac.,	NR/A+	7,859,399
	Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)
15,000	Memorial Health Services, 5.50%, 10/1/33, Ser. A	A3/A+	15,966,450
10,000	Sutter Health, 5.50%, 8/15/34, Ser. B	Aa3/AA−	10,685,000
1,795	Sunnyvale Financing Auth., Water & Wastewater Rev., 5.00%, 10/1/26 (AMBAC)	Aaa/AAA	1,858,238
2,000	Tamalpais Union High School Dist., GO, 5.00%, 8/1/26 (MBIA)	Aaa/AAA	2,091,260
2,000	Temecula Public Financing Auth., Crowne Hill, Special Tax, 6.00%, 9/1/33, Ser. A	NR/NR	2,086,580
	Tobacco Securitization Agcy. Rev., Alameda Cnty.,
8,100	5.875%, 6/1/35	Baa3/NR	8,522,334
7,000	6.00%, 6/1/42	Baa3/NR	7,375,970

18 PIMCO Municipal Income Fund III Annual Report | 9.30.06

PIMCO California Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$ 5,000	Gold Cnty., zero coupon, 6/1/33	NR/BBB	$ 1,090,850
2,000	Kern Cnty., 6.125%, 6/1/43, Ser. A	NR/BBB	2,119,640
5,000	Tobacco Securitization Auth. of Southern California, 5.00%, 6/1/37, Ser. A1	Baa3/BBB	5,015,450
2,950	Torrance Medical Center Rev., 5.50%, 6/1/31, Ser. A	A1/A+	3,105,406
	Univ. Rev.,
5,500	4.75%, 5/15/35, Ser. F (FSA) (g)	NR/NR	5,580,465
21,125	5.00%, 9/1/33, Ser. Q, (Pre-refunded @ $101, 9/1/11) (FSA) (a) (g)	NR/NR	22,000,843
2,355	5.00%, 9/1/34, Ser. Q, (Pre-refunded @ $101, 9/1/11) (FSA) (a) (g)	NR/NR	2,452,638
4,000	Vernon Electric System Rev., Malburg Generating Station, 5.50%, 4/1/33, (Pre-refunded @ $100, 4/1/08) (a)	Aaa/NR	4,121,760
1,000	West Basin Municipal Water Dist. Rev., CP, 5.00%, 8/1/30, Ser. A (MBIA)	Aaa/AAA	1,046,990
2,500	William S. Hart Union High School Dist., Special Tax, 6.00%, 9/1/33	NR/NR	2,672,850
2,750	Woodland Finance Auth. Lease Rev., 5.00%, 3/1/32 (XLCA)	Aaa/AAA	2,876,610
	Total California Municipal Bonds & Notes (cost–$585,246,756)		622,886,071
OTHER MUNICIPAL BONDS & NOTES–1.6%
	New York–0.5%
2,500	State Dormitory Auth. Rev., Hospital, 6.25%, 8/15/15 (FHA)	Aa2/AAA	2,852,950
	Puerto Rico–1.1%
1,500	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	1,575,240
	Public Building Auth. Rev.,
4,420	5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB	4,554,059
290	5.25%, 7/1/36, Ser. D	Baa3/BBB	302,667
790	5.25%, 7/1/36, Ser. D, (Pre-refunded @ $100, 7/1/12) (a)	Baa3/BBB	855,325
			7,287,291
	Total Other Municipal Bonds & Notes (cost–$9,461,531)		10,140,241
CALIFORNIA VARIABLE RATE NOTES (d)–1.2%
2,000	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev., 9.457%, 6/1/35 (FGIC)	Aaa/AAA	2,471,600
	Los Angeles Unified School Dist., GO (MBIA) (b)(c),
1,745	7.996%, 1/1/23	NR/NR	1,983,070
2,090	11.111%, 1/1/11	NR/NR	3,304,519
	Total California Variable Rate Notes (cost–$7,281,542)		7,759,189
OTHER VARIABLE RATE NOTES (d)–0.6%
	Puerto Rico–0.6%
3,800	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost–$4,026,491)	Ba1/BBB-	4,096,970

9.30.06 | PIMCO Municipal Income Fund III Annual Report 19

PIMCO California Municipal Income Fund III
Schedule of Investments (As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Value
U.S. TREASURY BILLS (e)–0.3%
$2,080	4.71%-4.87%, 11/30/06-12/14/06 (cost–$2,059,746)	$2,059,747
	Total Investments before options written (cost–$608,076,066)–100.0%	646,942,218
OPTIONS WRITTEN (f)–(0.0)%
Contracts
	Call Options–(0.0)%
423	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade, strike price $108, expires 11/21/06 (premiums received–$77,938)	(290,812)
	Total Investments net of options written (cost–$607,998,128)–100.0%	$646,651,406

20 PIMCO Municipal Income Fund III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund III
Schedule of Investments
(As Restated–See Note 8)
September 30, 2006

Principal Amount (000)		Credit Ratings (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES–90.4%
	East Rochester Housing Auth. Rev.,
$2,800	St. Mary’s Residence Project, 5.375%, 12/20/22 (GNMA)	NR/AAA	$3,044,552
1,400	Woodland Project, 5.50%, 8/1/33	NR/NR	1,423,030
1,300	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,378,806
	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
1,060	5.25%, 10/1/35	Aa3/A+	1,210,584
2,990	5.25%, 10/1/35 (g)	Aa3/AA−	3,414,759
1,000	Long Island Power Auth., Electric System Rev., 5.00%, 9/1/27, Ser. C	A3/A−	1,045,060
	Metropolitan Transportation Auth. Rev.,
5,000	5.00%, 11/15/31, Ser. F (MBIA)	Aaa/AAA	5,216,250
6,220	5.00%, 11/15/32, Ser. A (FGIC) (g)	Aaa/AAA	6,503,508
1,000	Monroe Tobacco Asset Securitization Corp., Tobacco Settlement Rev., 6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (a)	Aaa/AAA	1,105,220
2,190	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128 (g)	Aa1/NR	2,245,998
2,000	Nassau Cnty. Tobacco Settlement Corp. Rev., 6.60%, 7/15/39, (Pre-refunded @ $101, 7/15/09) (a)	Aaa/BBB−	2,179,820
	New York City, GO,
7,195	5.00%, 3/1/33, Ser. I	A1/AA−	7,453,804
555	5.375%, 3/1/27	B1/A1	596,442
1,195	5.375%, 3/1/27, (Pre-refunded @ $100, 3/1/13) (a)	AA–/A1	1,317,535
5,000	New York City Municipal Water Finance Auth., Water & Sewer System Rev., 5.00%, 6/15/32, Ser. A	Aa2/AA+	5,157,850
5,000	New York City Trust for Cultural Res. Rev., 5.00%, 2/1/34 (FGIC) (g)	NR/NR	5,243,250
2,995	New York Cntys. Tobacco Settlement Trust Rev., 5.625%, 6/1/35	Ba1/BBB	3,102,461
1,000	Niagara Falls Public Water Auth., Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	Aaa/AAA	1,045,520
1,855	Sachem Central School Dist. of Holbrook, GO, 5.00%, 6/15/30 (MBIA)	Aaa/AAA	1,945,153
	State Dormitory Auth. Rev.,
1,400	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	1,444,142
2,000	Columbia Univ., 5.00%, 7/1/24, Ser. A	Aaa/AAA	2,119,460
2,250	Jewish Board Family & Children, 5.00%, 7/1/33 (AMBAC)	Aaa/AAA	2,358,630
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	2,106,620
3,250	Lenox Hill Hospital, 5.50%, 7/1/30	Ba2/NR	3,320,200
	Long Island Univ., Ser. A (Radian),
2,040	5.00%, 9/1/23	Ba2/AA	2,118,050
4,000	5.00%, 9/1/32	Ba2/AA	4,142,440
3,000	Lutheran Medical Hospital, 5.00%, 8/1/31 (FHA-MBIA)	Aaa/AAA	3,128,550
1,000	Mental Health Services Facs., 5.00%, 2/15/30, Ser. B (AMBAC)	AAA/AAA	1,054,440
	Mount St. Mary College (Radian),
2,000	5.00%, 7/1/27	NR/AA	2,095,360
2,000	5.00%, 7/1/32	NR/AA	2,079,860
1,000	New York Univ., 5.00%, 7/1/31, Ser. 2 (AMBAC)	Aaa/AAA	1,037,490

9.30.06 | PIMCO Municipal Income Funds III Annual Report 21

PIMCO New York Municipal Income Fund III
Schedule of Investments
(As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Ratings (Moody’s/S&P)*	Value
$6,150	North General Hospital, 5.00%, 2/15/25	NR/AA−	$6,397,537
1,000	North Shore L.I. Jewish Group, 5.50%, 5/1/33	A3/NR	1,070,420
1,000	NY & Presbyterian Hospital Rev., 4.75%, 8/1/27 (AMBAC-FHA)	Aaa/AAA	1,017,720
7,000	Rockefeller Univ., 5.00%, 7/1/32, Ser. A1 (g)	Aaa/AAA	7,300,790
3,740	Saint Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	Aaa/AAA	3,889,039
1,000	School Dist. Financing, 5.00%, 10/1/30, Ser. D (MBIA)	Aaa/AAA	1,047,920
1,250	Skidmore College, 5.00%, 7/1/28 (FGIC)	Aaa/NR	1,325,600
2,500	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	2,602,800
3,600	State Personal Income Tax, 5.00%, 3/15/32, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	3,894,084
1,250	Student Housing Corp., 5.125%, 7/1/34 (FGIC)	Aaa/AAA	1,332,475
1,500	Teachers College, 5.00%, 7/1/32 (MBIA)	Aaa/NR	1,567,575
2,500	Winthrop-Nassau Univ., 5.75%, 7/1/28	Baa1/NR	2,679,800
620	Winthrop Univ., Hospital Assoc., 5.50%, 7/1/32, Ser. A	Baa1/NR	656,400
2,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aaa/NR	2,131,960
	State Environmental Facs. Corp. Rev.,
5,575	4.75%, 7/15/28 (g)	NR/NR	5,767,282
8,855	4.75%, 7/15/33 (g)	NR/NR	9,160,497
3,000	5.00%, 10/15/35	AAA/AAA	3,189,720
7,375	State Housing Finance Agcy., Economic Dev. Rev., 5.00%, 3/15/33, Ser. A, (Pre-refunded @ $100, 3/15/13) (a) (g)	NR/NR	7,977,464
1,900	State Urban Dev. Corp. Personal Income Tax Rev., 5.00%, 3/15/33, Ser. C-1, (Pre-refunded @ $100, 3/15/13) (a)	Aa3/AAA	2,055,211
1,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/35, Ser. B	NR/AAA	1,049,120
4,000	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/32 (MBIA) (g)	Aaa/AAA	4,190,560
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Fac. Rev., Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	2,089,120
1,250	Westchester Cnty. Industrial Dev. Agcy. Continuing Care Retirement Rev., Kendal on Hudson, 6.50%, 1/1/34	NR/NR	1,330,688
	Total New York Municipal Bonds & Notes (cost–$147,687,939)		155,358,626
OTHER MUNICIPAL BONDS & NOTES–8.8%
	California–3.7%
5,560	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev., 6.75%, 6/1/39, Ser. 2003-A-1	Baa3/BBB	6,282,689
	District of Columbia–0.1%
175	Tobacco Settlement Financing Corp. Rev., 6.50%, 5/15/33	Baa3/BBB	204,484
	Puerto Rico–4.4%
	Children’s Trust Fund, Tobacco Settlement Rev.,
1,700	5.50%, 5/15/39	Baa3/BBB	1,762,084
580	5.625%, 5/15/43	Baa3/BBB	603,270
1,000	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	1,050,160
4,000	Public Building Auth. Rev., Gov’t Facs., 5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB	4,121,320
			7,536,834

22 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO New York Municipal Income Fund III
Schedule of Investments
(As Restated–See Note 8)
September 30, 2006 (continued)

Principal Amount (000)		Credit Ratings (Moody’s/S&P)*	Value
	Rhode Island–0.3%
$500	Tobacco Settlement Financing Corp. Rev., 6.125%, 6/1/32, Ser. A	Baa3/BBB	$529,910
	South Carolina–0.2%
370	Tobacco Settlement Rev., Management Auth., 6.375%, 5/15/30, Ser. B	Baa3/BBB	424,841
	Washington–0.1%
135	Tobacco Settlement Auth., Tobacco Settlement Rev., 6.625%, 6/1/32	Baa3/BBB	149,051
	Total Other Municipal Bonds & Notes (cost–$12,662,940)		15,127,809
NEW YORK VARIABLE RATE NOTES (d)–0.5%
700	State Urban Dev. Corp. Rev., 9.417%, 3/15/35 (cost–$768,827)	NR/AAA	871,920
U.S. TREASURY BILLS (e)–0.3%
495	4.743%-4.853%, 11/30/06-12/14/06 (cost–$490,225)		490,225
	Total Investments before options written (cost–$161,609,931)–100.0%		171,848,580
OPTIONS WRITTEN (f)–(0.0)%
Contracts
	Call Options–(0.0)%
62	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade, strike price $108, expires 11/21/06 (premiums received–$11,423)		(42,625)
	Total Investments net of options written (cost–$161,598,508)–100.0%		$171,805,955

Notes to Schedule of Investments:

*	Unaudited

(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(b)	144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

(d)	Variable Rate Notes–Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2006.

(e)	All or partial amount segregated as collateral for futures contracts and/or written options.

(f)	Non-income producing.

(g)	Residual Interest Bonds held in trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 23

PIMCO New York Municipal Income Fund III
Schedule of Investments
(As Restated–See Note 8)
September 30, 2006 (continued)

Glossary

AMBAC–insured by American Municipal Bond Assurance Corp.

CA Mtg. Ins.–insured by California Mortgage Insurance

CA St. Mtg.–insured by California State Mortgage

CP–Certificates of Participation

FGIC–insured by Financial Guaranty Insurance Co.

FHA–insured by Federal Housing Administration

FSA–insured by Financial Security Assurance, Inc.

GNMA–insured by Government National Mortgage Association

GO–General Obligation Bond

GTD–Guaranteed

MBIA–insured by Municipal Bond Investors Assurance

NR–Not Rated

PSF–Public School Fund

Radian–insured by Radian Guaranty, Inc.

TCRS–Temporary Custodian Receipts

XLCA–insured by XL Capital Assurance

24 PIMCO Municipal Income Funds III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III
Statements of Assets and Liabilities†
September 30, 2006

	Municipal III	California Municipal III	New York Municipal III
Assets:
Investments, at value (cost–$865,791,283, $608,076,066 and $161,609,931, respectively)	$921,966,750	$646,942,218	$171,848,580
Interest receivable	12,784,518	8,338,724	1,930,625
Receivable for investments sold	3,460,000	—	—
Receivable for variation margin on futures contracts	12,813	1,713	3,656
Prepaid expenses and other assets	34,969	469,087	20,884
Total Assets	938,259,050	655,751,742	173,803,745
Liabilities:
Payable for floating rate notes	192,396,268	144,258,275	38,823,917
Payable to custodian	4,347,108	4,717,399	3,582,145
Dividends payable to common and preferred shareholders	2,293,616	1,766,174	404,870
Interest payable	1,513,273	1,152,456	361,141
Options written, at value (premiums received–$89,177, $77,938 and $11,423, respectively)	332,750	290,812	42,625
Investment management fees payable	302,394	206,706	53,286
Payable for variation margin on futures contracts	64,763	16,425	9,187
Accrued expenses and other payables	497,542	107,211	690,486
Total Liabilities	201,747,714	152,515,458	43,967,657
Preferred shares ($0.00001 par value and $25,000 net asset and liquidation value per share applicable to an aggregate of 10,800, 7,400 and 1,880 shares issued and outstanding, respectively)	270,000,000	185,000,000	47,000,000
Net Assets Applicable to Common Shareholders	$466,511,336	$318,236,284	$82,836,088
Composition of Net Assets Applicable to Common Shareholders:
Common Stock: Par value ($0.00001 per share)	$313	$215	$55
Paid-in-capital in excess of par	444,788,885	304,609,075	77,868,185
Dividends in excess of net investment income	(1,579,902)	(17,465)	(181,080)
Accumulated net realized loss on investments	(30,127,522)	(23,198,507)	(4,565,790)
Net unrealized appreciation of investments, futures contracts and options written	53,429,562	36,842,966	9,714,718
Net Assets Applicable to Common Shareholders	$466,511,336	$318,236,284	$82,836,088
Common Shares Outstanding	31,319,707	21,455,010	5,489,402
Net Asset Value Per Common Share	$14.90	$14.83	$15.09

†	As Restated–See Note 8

See accompanying Notes to Financial Statements | 9.30.06 | PIMCO Municipal Income Funds III Annual Report 25

PIMCO Municipal Income Funds III
Statements of Operations†
For the year ended September 30, 2006

	Municipal III	California Municipal III	New York Municipal III
Investment Income:
Interest	$47,360,974	$31,925,384	$8,188,391
Expenses:
Interest expense	7,368,954	4,993,020	1,378,452
Investment management fees	4,726,492	3,239,848	834,321
Auction agent fees and commissions	701,785	473,497	123,651
Custodian and accounting agent fees	212,996	131,864	48,670
Reports to shareholders	77,328	26,899	17,830
Audit and tax services	74,457	53,616	28,774
Transfer agent fees	36,653	39,122	35,405
Trustees’ fees and expenses	35,199	25,563	8,984
New York Stock Exchange listing fees	25,033	21,978	21,287
Insurance expense	19,233	14,120	5,802
Legal fees	15,823	10,942	1,432
Investor relations	7,109	5,126	1,460
Miscellaneous	20,484	15,562	11,545
Total expenses	13,321,546	9,051,157	2,517,613
Less: investment management fees waived	(1,090,729)	(747,657)	(192,535)
custody credits earned on cash balances	(130,784)	(71,120)	(19,862)
Net expenses	12,100,033	8,232,380	2,305,216
Net Investment Income	35,260,941	23,693,004	5,883,175
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	60,853	154,088	(39,986)
Futures contracts	4,822,143	2,490,155	1,050,403
Options written	1,447,983	1,256,664	228,531
Net change in unrealized appreciation/depreciation of:
Investments	6,613,650	2,695,708	474,060
Futures contracts	(4,646,906)	(3,260,516)	(912,836)
Options written	(575,734)	(492,827)	(90,049)
Net realized and change in unrealized gain on investments, futures contracts and options written	7,721,989	2,843,272	710,123
Net Increase in Net Assets Resulting from Investment Operations	42,982,930	26,536,276	6,593,298
Dividends on Preferred Shares from Net Investment Income	(8,494,652)	(5,334,873)	(1,423,170)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$34,488,278	$21,201,403	$5,170,128

†	As Restated–See Note 8

26 PIMCO Municipal Income Funds III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

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9.30.06 | PIMCO Municipal Income Funds III Annual Report 27

PIMCO Municipal Income Funds III
Statements of Changes in Net Assets
Applicable to Common Shareholders†

	Municipal III
	Year ended September 30, 2006	Year ended September 30, 2005
Investment Operations:
Net investment income	$35,260,941	$35,255,599
Net realized gain (loss) on investments, futures contracts and options written	6,330,979	(22,454,947)
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	1,391,010	33,709,349
Net increase in net assets resulting from investment operations	42,982,930	46,510,001
Dividends on Preferred Shares from Net Investment Income:	(8,494,652)	(5,463,958)
Net increase in net assets applicable to common shareholders resulting from investment operations	34,488,278	41,046,043
Dividends to Common Shareholders from Net Investment Income:	(27,885,144)	(30,996,914)
Capital Share Transactions:
Reinvestment of dividends	2,420,836	1,759,714
Total increase in net assets applicable to common shareholders	9,023,970	11,808,843
Net Assets Applicable to Common Shareholders:
Beginning of year	457,487,366	445,678,523
End of year (including undistributed (dividends in excess of) net investment income of $(1,579,902) and $(466,693); $(17,465) and $2,145,768; $(181,080) and $189,610; respectively)	$466,511,336	$457,487,366
Common Shares Issued in Reinvestment of Dividends:	164,906	119,628

†	As Restated–See Note 8

28 PIMCO Municipal Income Funds III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

California Municipal Income III		New York Municipal Income III
Year ended September 30, 2006	Year ended September 30, 2005	Year ended September 30, 2006	Year ended September 30, 2005
$23,693,004	$24,390,147	$5,883,175	$6,132,923
3,900,907	(15,188,765)	1,238,948	(3,567,823)
(1,057,635)	28,943,925	(528,825)	6,898,290
26,536,276	38,145,307	6,593,298	9,463,390
(5,334,873)	(3,236,012)	(1,423,170)	(861,214)
21,201,403	34,909,295	5,170,128	8,602,176
(20,551,567)	(20,459,775)	(4,819,623)	(5,233,023)
1,623,866	652,960	442,975	208,100
2,273,702	15,102,480	793,480	3,577,253
315,962,582	300,860,102	82,042,608	78,465,355
$318,236,284	$315,962,582	$82,836,088	$82,042,608
108,206	43,899	29,518	13,815

See accompanying Notes to Financial Statements | 9.30.06 | PIMCO Municipal Income Funds III Annual Report 29

PIMCO Municipal Income Fund III
Statement of Cash Flows
For the year ended September 30, 2006

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(134,199,536)
Proceeds from sales of long-term investments	127,981,004
Interest received	37,842,797
Net cash provided by options written	992,354
Operating expenses paid	(4,711,935)
Net cash provided by futures transactions	618,546
Net decrease in short-term investments	6,299,199
Net cash provided by operating activities	34,822,428
Cash Flows from Financing Activities:
Proceeds from issuance of floating rate notes	62,339,000
Payments to retire floating rate notes issued	(67,652,500)
Cash dividends paid (excluding reinvestment of dividends of $2,420,836)	(34,306,966)
Custody overdraft	4,347,108
Net cash used for financing activities*	(35,273,358)
Net decrease in cash	(450,930)
Cash at beginning of year	450,930
Cash at end of year	—
Reconciliation of Net Increase in Net Assets From Investment Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	42,982,930
Decrease in payable for investments purchased	(26,076,661)
Increase in receivable for investments sold	(3,255,000)
Increase in interest receivable	(63,710)
Decrease in premium on options written	(593,421)
Decrease in prepaid expenses and other assets	3,324
Increase in investment management fees payable	1,655
Increase in variation margin payable on futures contracts	64,763
Decrease in variation margin receivable on futures contracts	378,546
Decrease in net unrealized appreciation on options written	575,734
Increase in accrued expenses and other payables	14,165
Net decrease in investments	20,790,103
Net cash provided by operating activities	$34,822,428

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $7,368,954.

30 PIMCO Municipal Income Funds III | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III
Statement of Cash Flows
For the year ended September 30, 2006

Cash Flows used for Operating Activities:
Purchases of long-term investments	$(74,582,565)
Proceeds from sales of long-term investments	32,937,669
Interest received	26,884,485
Net cash provided by options written	891,225
Operating expenses paid	(3,238,397)
Net cash used by futures transactions	(608,555)
Net decrease in short-term investments	14,048,306
Net cash used for operating activities	(3,667,831)
Cash Flows from Financing Activities:
Proceeds from issuance of floating rate notes	40,548,429
Payments to retire floating rate notes	(18,080,000)
Cash dividends paid (excluding reinvestment of dividends of $1,623,866)	(24,229,284)
Custody overdraft	4,717,399
Net cash provided by financing activities*	2,956,544
Net decrease in cash	(711,287)
Cash at beginning of year	711,287
Cash at end of year	—
Reconciliation of Net Increase in Net Assets From Investment Operations to Net Cash Used for Operating Activities:
Net increase in net assets resulting from investment operations	26,536,276
Increase in interest receivable	(14,463)
Decrease in premium on options written	(500,484)
Decrease in prepaid expenses and other assets	3,943
Decrease in investment management fees payable	(504)
Increase in variation margin payable on futures contracts	16,425
Decrease in variation margin receivable on futures contracts	145,381
Decrease in net unrealized appreciation on options written	492,827
Decrease in accrued expenses and other payables	(2,476)
Net increase in investments	(30,344,756)
Net cash used for operating activities	$(3,667,831)

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $4,993,020.

See accompanying Notes to Financial Statements | 9.30.06 | PIMCO Municipal Income Funds III 31

PIMCO New York Municipal Income Fund III
Statement of Cash Flows
For the year ended September 30, 2006

Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(17,917,597)
Proceeds from sales of long-term investments	10,249,192
Interest, dividends, and facility and other fee income received	7,337,861
Net cash provided by options written	145,833
Operating expenses paid	(942,815)
Net cash provided by futures transactions	186,832
Net decrease in short-term investments	2,016,464
Net cash provided by operating activities	1,075,769
Cash Flows from Financing Activities:
Proceeds from issuance of floating rate notes	4,184,000
Payments to retire floating rate notes issued	(3,840,000)
Cash dividends paid (excluding reinvestment of $442,975)	(5,845,131)
Custody overdraft	3,582,145
Net cash used for financing activities*	(1,918,986)
Net decrease in cash	(843,217)
Cash at beginning of year	843,217
Cash at end of year	—
Reconciliation of Net Increase in Net Assets From Investment Operations to Net Provided by Operating Activities:
Net increase in net assets resulting from investment operations	6,593,298
Decrease in payable for investments purchased	(1,715,648)
Decrease in interest receivable	19,976
Decrease in premium on options written	(110,049)
Decrease in prepaid expenses and other assets	1,073
Decrease in investment management fees payable	(117)
Increase in variation margin payable on futures contracts	9,187
Decrease in variation margin receivable on futures contracts	40,078
Increase in net unrealized depreciation on options written	90,049
Decrease in accrued expenses and other payables	(17,007)
Net increase in investments	(3,835,071)
Net cash provided by operating activities	$1,075,769

*	Supplemental Disclosure

Non-cash financing activity not included consists of interest expense on floating rate notes issued of $1,378,452.

32 PIMCO Municipal Income Funds III | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund III (‘‘Municipal III’’), PIMCO California Municipal Income Fund III (‘‘California Municipal III’’) and PIMCO New York Municipal Income Fund III (‘‘New York Municipal III’’), collectively referred to as the ‘‘Funds’’, were organized as Massachusetts business trusts on August 20, 2002. Prior to commencing operations on October 31, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Municipal III invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. California Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. New York Municipal III invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds’ management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (‘‘SFAS’’) 157, Fair value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual period subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund’s management are in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not been asserted. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or using the last sale price on the exchange that is the primary market for such securities, or the quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost,

9.30.06 | PIMCO Municipal Income Funds III Annual Report 33

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

1. Organization and Significant Accounting Policies (continued)

if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ net asset values are determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities, equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions

The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain,

34 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

1. Organization and Significant Accounting Policies (continued)

or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’)/Residual Interest Tax Exempt Bonds (‘‘RITEs’’)

The Funds invest in RIBs and RITEs (‘‘Inverse Floaters’’) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In these transactions, the Funds transfer a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time receive the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (‘‘FASB Statement No. 140’’). the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Schedule of Investments, and recording for the Floating-Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Funds’ ‘‘Statements of Assets and Liabilities’’. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust which are not accounted for as secured borrowings.

Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ investment policies and restrictions expressly permits investment in Inverse Floaters. The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery basis transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, consequently, such fluctuations are taken into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits Earned on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 35

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

2. Investment Manager/Sub-Adviser

Each Fund has entered into an Investment Management Agreement (the ‘‘Agreements’’) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and other administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce each Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee for each Fund at the annual rate of 0.15% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through October 31, 2007, and for a declining amount thereafter through October 31, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’) to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.50% of each Funds’ average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager, such that the Sub-Adviser will receive 0.26% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of the Funds’ operations through October 31, 2007, and will receive an increasing amount not to exceed 0.50% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding thereafter through October 31, 2009.

3. Investments in Securities

For the year ended September 30, 2006, purchases and sales of investments (As Restated–See Note 8), other than short-term securities, were:

	Municipal III	California Municipal III	New York Municipal III
Purchases	$107,985,083	$74,447,520	$16,174,598
Sales	131,236,004	32,937,669	10,249,192

36 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

3. Investments in Securities (continued)

(a) Futures contracts outstanding at September 30, 2006:

Fund	Type	Notional Amount (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Municipal III	Long: Financial Future Euro–90 day	$143	6/18/07	$(13,638)
	Financial Future Euro–90 day	143	9/17/07	4,388
	Financial Future Euro–90 day	143	12/17/07	15,787
	Financial Future Euro–90 day	143	3/17/08	20,775
	U.S. Treasury Notes 5 yr. Futures	992	12/29/06	646,438
	Short: U.S. Treasury Bond Futures	(2,222)	12/19/06	(3,040,438)
	U.S. Treasury Notes 10 yr. Futures	(206)	12/19/06	(130,359)
				$(2,497,047)
California Municipal III	Long: Financial Future Euro–90 day	$310	6/18/07	$(17,875)
	Financial Future Euro–90 day	310	9/17/07	21,850
	Financial Future Euro–90 day	310	12/17/07	46,650
	Financial Future Euro–90 day	310	3/17/08	57,500
	U.S. Treasury Notes 5 yr. Futures	354	12/29/06	226,781
	Short: U.S. Treasury Bond Futures	(1,378)	12/19/06	(1,967,547)
	U.S. Treasury Notes 10 yr. Futures	(294)	12/19/06	(187,578)
				$(1,820,219)
New York Municipal III	Long: U.S. Treasury Notes 5 yr. Futures	$147	12/29/06	$94,172
	Short: U.S. Treasury Bond Futures	(358)	12/19/06	(492,062)
	U.S. Treasury Notes 10 yr. Futures	(39)	12/19/06	(24,680)
				$(422,570)

9.30.06 | PIMCO Municipal Income Funds III Annual Report 37

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

3. Investments in Securities (continued)

(b) Transactions in options written for the year ended September 30, 2006:

	Contracts	Premiums
Municipal III:
Options outstanding, September 30, 2005	2,494	$682,598
Options written	4,465	992,354
Options expired	(5,035)	(1,243,010)
Options terminated in closing purchase transactions	(1,440)	(342,765)
Options outstanding, September 30, 2006	484	$89,177
California Municipal III:
Options outstanding, September 30, 2005	2,125	$578,422
Options written	3,771	891,225
Options expired	(4,106)	(1,060,325)
Options terminated in closing purchase transactions	(1,367)	(331,384)
Options outstanding, September 30, 2006	423	$77,938
New York Municipal III:
Options outstanding September 30, 2005	446	$121,472
Options written	619	145,833
Options expired	(755)	(192,323)
Options terminated in closing purchase transactions	(248)	(63,559)
Options outstanding September 30, 2006	62	$11,423

4. Income Tax Information

Municipal III:

The tax character of dividends paid were:

	Year ended September 30, 2006	Year ended September 30, 2005
Ordinary Income	$1,366,808	$823,483
Tax Exempt Income	$35,012,988	$35,637,389

At September 30, 2006, there were no distributable earnings.

At September 30, 2006, Municipal III had a capital loss carryforward of $28,536,056 ($2,344,397 of which will expire in 2012, $17,178,960 of which will expire in 2013 and $9,012,699 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, Municipal III elected to defer realized capital losses of $2,210,452 arising after October 31, 2005. Such losses are treated for tax purposes as arising on October 1, 2006.

38 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

4. Income Tax Information (continued)

California Municipal III:

The tax character of dividends paid were:

	Year ended September 30, 2006	Year ended September 30, 2005
Ordinary Income	$443,529	$482,924
Tax Exempt Income	$25,442,911	$23,212,863

At September 30, 2006, there were no distributable earnings.

At September 30, 2006, California Municipal III had a capital loss carryforward of $23,678,012 ($3,952,407 of which will expire in 2012, $11,508,959 of which will expire in 2013 and $8,216,646 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, California III elected to defer realized capital losses of $293,877 arising after October 31, 2005. Such losses are treated for tax purposes as arising on October 1, 2006.

New York Municipal III:

The tax character of dividends paid were:

	Year ended September 30, 2006	Year ended September 30, 2005
Ordinary Income	$44,739	$65,871
Tax Exempt Income	$6,198,054	$6,028,366

At September 30, 2006, there were no distributable earnings.

At September 30, 2006, New York Municipal III had a capital loss carryforward of $5,145,851 ($5,578 of which will expire in 2012, $3,534,913 of which will expire in 2013 and $1,605,360 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, New York III elected to defer realized capital losses of $106,092 arising after October 31, 2005. Such losses are treated for tax purposes as arising on October 1, 2006.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2006 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal III	$675,181,986	$54,048,548	—	$54,048,548
California Municipal III	465,505,948	37,934,812	$318,465	37,616,347
New York Municipal III	121,995,713	10,400,871	—	10,400,871

The difference between back and tax basis unrealized appreciation/depreciation, if any, is attributable to the differing treatment of certain inverse floater transactions.

5. Auction Preferred Shares

Municipal III has issued 2,160 shares of Preferred Shares Series A, 2,160 shares of Preferred Shares Series B, 2,160 shares of Preferred Shares Series C, 2,160 shares of Preferred Shares Series D and 2,160 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal III has issued 3,700 shares of Preferred Shares Series A and 3,700 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 39

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

5. Auction Preferred Shares (continued)

New York Municipal III has issued 1,880 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended September 30, 2006, the annualized dividend rates ranged from:

	High	Low	At September 30, 2006
Municipal III:
Series A	4.35%	2.29%	3.34%
Series B	4.40%	2.40%	3.40%
Series C	4.45%	2.20%	3.25%
Series D	4.35%	2.25%	3.59%
Series E	4.35%	2.25%	3.50%
California Municipal III:
Series A	4.40%	2.16%	3.24%
Series B	4.45%	2.04%	3.34%
New York Municipal III:
Series A	4.35%	2.45%	3.20%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or triggering the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. Subsequent Common Dividend Declarations

On October 2, 2006, the following dividends were declared to common shareholders payable November 1, 2006 to shareholders of record on October 12, 2006:

Municipal III	$0.07 per common share
California Municipal III	$0.08 per common share
New York Municipal III	$0.07 per common share

On November 1, 2006 the following dividends were declared to common shareholders payable December 1, 2006 to shareholders of record on November 13, 2006:

Municipal III	$0.07 per common share
California Municipal III	$0.08 per common share
New York Municipal III	$0.07 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market

40 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

7. Legal Proceedings (continued)

timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance, compliance and disclosure reforms, and consented to cease and desist orders and censures. None of the settlements allege that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution, and waiver of or return of certain sales charges paid by open-end fund shareholders.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

8. Restatement Information

Subsequent to the issuance of their September 30, 2006 financial statements, Municipal Income III, California Municipal III and New York Municipal III determined that the criteria for sale accounting in FASB Statement No. 140 had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, Municipal Income III, California Municipal III and New York Municipal III have restated their schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets applicable to common shareholders and financial highlights as indicated in the tables below, to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest expense on the secured borrowings in the statements of operations. In addition, a statement of cash flows was added for Municipal Income III, California Municipal III and New York Municipal III. The restatement had no effect on the Funds’ previously reported net assets, net asset values per share or total investment return.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 41

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

8. Restatement Information (continued)

	Municipal Income III		California Income III		New York Income III
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Statement of Assets and Liabilities of September 30, 2006:
Investments, at value	729,230,534	921,966,750	503,122,295	646,942,218	132,396,584	171,848,580
Identified Cost	675,181,986	865,791,283	465,505,948	608,076,066	121,995,713	161,609,931
Interest receivable	11,271,418	12,784,518	7,200,480	8,338,724	1,569,592	1,930,625
Prepaid expenses & other assets	25,263	34,969	16,343	469,087	11,098	20,884
Total assets	744,000,028	938,259,050	510,340,831	655,751,742	133,980,930	173,803,745
Payable For Floating Rate Notes Issued	—	192,396,268	—	144,258,275	—	38,823,917
Interest payable	—	1,513,273	—	1,152,456	—	361,141
Accrued expenses and other payables	148,061	497,542	107,031	107,211	52,279	690,486
Total Liabilities	7,488,692	201,747,714	7,104,547	152,515,458	4,144,842	43,967,657
Composition of Net Assets
Applicable to Common Shareholders
Accumulated net realized loss on investments	(28,005,888)	(31,127,522)	(21,938,795)	(23,198,507)	(4,798,171)	(4,565,790)
Net unrealized appreciation of investments, futures contracts, and options written	51,307,928	53,429,562	35,583,254	36,842,966	9,947,099	9,714,718

Statement of Operations for the year ended September 30, 2006:
Interest	39,992,063	47,360,974	26,961,107	31,925,384	6,798,806	8,188,391
Interest Expense	—	7,368,954	—	4,993,020	—	1,378,452
Total Expenses	5,952,592	13,321,546	4,058,137	9,051,157	1,139,161	2,517,613
Net Expenses	4,731,079	12,100,033	3,239,360	8,232,380	926,764	2,305,216
Net investment income	35,260,984	35,260,941	23,721,747	23,693,004	5,872,042	5,883,175

Net realized gain (loss) on:
Investments	(240,505)	60,853	840,820	154,088	(83,551)	(39,986)
Net change in unrealized appreciation/depreciation of:
Investments	6,914,965	6,613,650	1,980,233	2,695,708	528,758	474,060
Statement of Changes in Net Assets Applicable to Common Shareholders:
Net investment income	35,260,984	35,260,941	23,721,747	23,693,004	5,872,042	5,883,175
Year ended September 30, 2006:
Net realized gain (loss) on investments, futures contracts and options written	6,029,621	6,330,979	4,587,639	3,900,907	1,195,383	1,238,948
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	1,692,325	1,391,010	(1,773,110)	(1,057,635)	(474,127)	(528,825)
Year ended September 30, 2005:
Net Investment Income	35,256,068	35,255,599	24,397,382	24,390,147	6,132,920	6,132,923
Net realized gain (loss) on investments, futures contracts and options written	(22,151,923)	(22,454,947)	(16,488,623)	(15,188,765)	(3,676,942)	(3,567,823)
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	33,405,856	33,709,349	30,236,548	28,943,925	7,007,412	6,898,290
Note 3: Investments in Securities:
Purchases	187,651,268	107,985,083	108,260,754	74,447,520	16,934,154	16,174,598
Sales	204,931,453	130,580,369	89,093,787	32,937,669	11,859,747	10,533,300

42 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Notes to Financial Statements
September 30, 2006

8. Restatement Information (continued)

	Municipal Income III		California Income III		New York Income III
	Previously Reported	Restated	Previously Reported	Restated	Previously Reported	Restated
Financial Highlights:
Year ended September 30, 2006
Ratios of:
expenses to average net assets including interest expense	1.06%	2.71%	1.06%	2.69%	1.16%	2.89%
Portfolio Turnover:	26%	15%	18%	7%	9%	8%
Year ended September 30, 2005:
Ratios of:
expenses to average net assets including interest expense	1.03%	1.97%	1.05%	1.94%	1.24%	2.36%
Portfolio Turnover:	9%	3%	8%	5%	5%	4%

Year ended September 30, 2004:
Ratios of:
expenses to average net assets including interest expense	1.05%	1.54%	1.08%	1.55%	1.19%	1.73%
Portfolio Turnover:	20%	13%	39%	33%	16%	12%

Period October 31, 2002* through September 30, 2003:
Per Share:
Net investment income	(a )	(a )	0.71	0.67	0.70	0.64
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	(a )	(a )	(0.66)	(0.62)	0.08	0.14
Ratios of:
expenses to average net assets including interest expense	0.99%#	1.10%#	1.01%#	1.14%#	1.14%#	1.26%#
net investment income to average net assets	(a )	(a )	5.63%#	5.30%#	5.47%#	4.99%#
Portfolio Turnover:	62%	18%	123%	58%	217%	111%

(a)	There was no adjustment to previously reported amounts.

*	Commencement of operations.

#	Annualized.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 43

PIMCO Municipal Income Fund III Financial Highlights†
For a share of common stock outstanding throughout each period:

	Year Ended September 30,			For the period October 31, 2002* through September 30, 2003
	2006	2005	2004
Net asset value, beginning of period	$14.68	$14.36	$14.05	$14.33 **
Investment Operations:
Net investment income	1.12	1.14	1.18	0.78
Net realized and change in unrealized gain (loss) on investments, futures contracts, and options written	0.26	0.36	0.22	(0.08)
Total from investment operations	1.38	1.50	1.40	0.70
Dividends on Preferred Shares from Net Investment Income:	(0.27)	(0.18)	(0.09)	(0.06)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.11	1.32	1.31	0.64
Dividends to Common Shareholders from Net Investment Income:	(0.89)	(1.00)	(1.00)	(0.79)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	(0.10)
Total capital share transactions	—	—	—	(0.13)
Net asset value, end of period	$14.90	$14.68	$14.36	$14.05
Market price, end of period	$15.70	$15.49	$14.30	$14.20
Total Investment Return (1)	7.69%	15.95%	8.10%	0.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$466,511	$457,487	$445,679	$435,169
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5):	2.71%	1.97%	1.54%	1.10%#
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.06%	1.03%	1.05%	0.99%#
Ratio of net investment income to average net assets (2)(5)	7.71%	7.74%	8.25%	6.05%#
Preferred shares asset coverage per share	$68,179	$67,352	$66,261	$65,284
Portfolio turnover	15%	3%	13%	18%

†	As restated – See Note 8.

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waivers relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended September 30, 2006, September 30, 2005, September 30, 2004 and for the period October 31, 2002 (commencement of operations) through September 30, 2003.

44 PIMCO Municipal Income Funds III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund III Financial Highlights†
For a share of common stock outstanding throughout each period:

	Year Ended September 30,			For the period October 31, 2002* through September 30, 2003
	2006	2005	2004
Net asset value, beginning of period	$14.80	$14.12	$13.43	$14.33 **
Investment Operations:
Net investment income	1.11	1.14	1.23	0.67
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	0.13	0.65	0.51	(0.62)
Total from investment operations	1.24	1.79	1.74	0.05
Dividends on Preferred Shares from Net Investment Income:	(0.25)	(0.15)	(0.09)	(0.06)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.99	1.64	1.65	(0.01)
Dividends to Common Shareholders from Net Investment Income:	(0.96)	(0.96)	(0.96)	(0.76)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	(0.10)
Total capital share transactions	—	—	—	(0.13)
Net asset value, end of period	$14.83	$14.80	$14.12	$13.43
Market price, end of period	$16.94	$15.11	$13.74	$13.62
Total Investment Return (1)	19.43%	17.48%	8.22%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$318,236	$315,963	$300,860	$285,279
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5):	2.69%	1.94%	1.55%	1.14%#
Ratio of expenses to average net assetsm excludnig interest expense (2)(3)(5)	1.06%	1.05%	1.08%	1.01%#
Ratio of net investment income to average net assets (2)(5)	7.56%	7.82%	8.79%	5.30%#
Preferred shares asset coverage per share	$67,993	$67,692	$65,650	$63,539
Portfolio turnover	7%	5%	33%	58%

†	As Restated – See Note 8.

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the averagenet assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i)in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waivers relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended September 30, 2006, September 30, 2005, September 30, 2004 and for the period October 31, 2002 (commencement of operations) through September 30, 2003.

See accompanying Notes to Financial Statements | 9.30.06 | PIMCO Municipal Income Funds III Annual Report 45

PIMCO New York Municipal Income Fund III Financial Highlights†
For a share of common stock outstanding throughout each period:

	Year Ended September 30,			For the period October 31, 2002* through September 30, 2003
	2006	2005	2004
Net asset value, beginning of period	$15.03	$14.41	$14.14	$14.33 **
Investment Operations:
Net investment income	1.07	1.13	1.19	0.64
Net realized and change in unrealized gain (loss) on investments, futures contracts and options written	0.13	0.61	0.12	0.14
Total from investment operations	1.20	1.74	1.31	0.78
Dividends on Preferred Shares from Net Investment Income:	(0.26)	(0.16)	(0.08)	(0.06)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.94	1.58	1.23	0.72
Dividends to Common Shareholders from Net Investment Income:	(0.88)	(0.96)	(0.96)	(0.76)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—	(0.12)
Total capital share transactions	—	—	—	(0.15)
Net asset value, end of period	$15.09	$15.03	$14.41	$14.14
Market price, end of period	$16.45	$16.04	$14.30	$13.68
Total Investment Return (1)	8.73%	19.65%	11.93%	(3.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$82,836	$82,043	$78,465	$76,975
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5):	2.89%	2.36%	1.73%	1.26%#
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.16%	1.24%	1.19%	1.14%#
Ratio of net investment income to average net assets (2)(5)	7.23%	7.54%	8.23%	4.99%#
Preferred shares asset coverage per share	$69,042	$68,627	$66,732	$65,942
Portfolio turnover	8%	4%	12%	111%

†	As restated – See Note 8.

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the averagenet assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waivers relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended September 30, 2006, September 30, 2005, September 30, 2004 and for the period October 31, 2002 (commencement of operations) through September 30, 2003.

46 PIMCO Municipal Income Funds III Annual Report | 9.30.06 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds III
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of:
PIMCO Municipal Income Fund III,
PIMCO California Municipal Income Fund III and
PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders, of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (collectively hereafter referred to as the ‘‘Funds’’) at September 30, 2006, the results of each of their operations and cash flows for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 31, 2002 (commencement of operations) through September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8, the accompanying financial statements have been restated.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2006 (May 31, 2007 as to the Statements of Cash Flows and to the effects of the restatements discussed in Note 8)

9.30.06 | PIMCO Municipal Income Funds III Annual Report 47

PIMCO Municipal Income Funds III
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the ‘‘Trustees’’) and a majority of the non-interested (‘‘Independent’’) Trustees, voting separately, approve the Funds’ Management Agreements (the ‘‘Advisory Agreements’’) with the Investment Manager and Portfolio Management Agreements (the ‘‘Sub-Advisory Agreements’’, and together with the Advisory Agreements, the ‘‘Agreements’’) between the Investment Manager and the Sub-Adviser. The Trustees met on June 20 and 21, 2006 (the ‘‘contract review meeting’’) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting (the ‘‘Meeting’’).

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

48 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

Based on information provided by Lipper Inc., the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the Meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each the Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Funds comparatively to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Trustees noted that Municipal III had outperformed its peer median and average group for the one-year and three-year periods ended April 30, 2006. The Trustees also noted that Municipal III’s expense ratio (after taking into account waivers) was below the median and average for its peer group.

The Trustees noted that California Municipal III outperformed its peer median and average group for the one-year and three-year periods ended April 30, 2006. The Trustees also noted that California Municipal III’s expense ratio (after taking into account waivers) including the effect of preferred shares was significantly below the average and median for its peer group and excluding the effect of preferred shares was slightly above the average and median for its peer group.

The Trustees noted that New York Municipal III outperformed its peer median and average group for the one-year and three-year periods ended April 30, 2006. The Trustees also noted that New York Municipal III’s expense ratio (after taking into account waivers) including the effect of preferred shares was significantly below the average and median for its peer group and excluding the effect of preferred shares was slightly above the average and median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds but were advised that there are additional portfolio management challenge in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 49

PIMCO Municipal Income Funds III
Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called ‘‘fall-out benefits’’ to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

50 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Tax Information (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (September 30, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended September 30, 2006 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable were:

Municipal III	3.76%
California Municipal III	1.71%
New York Municipal III	0.72%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended September 30, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2007, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Corporate Changes:

On September 12, 2006, the Fund’s Board of Trustees appointed William B. Ogden IV as a Class I Trustee.

On October 10, 2006, David C. Flattum, an interested Trustee, resigned as a Class III Trustee.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 51

PIMCO Municipal Income Funds III
Privacy Policy, Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

52 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the ‘‘Plan’’), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the ‘‘Plan Agent’’), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

9.30.06 | PIMCO Municipal Income Funds III Annual Report 53

PIMCO Municipal Income Funds III
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of
Portfolios in FundComplex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Robert E. Connor
Date of Birth: 9/17/34
Chairman of the Board of Trustees since: 2004
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2006 annual meeting of
    shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2008 annual meeting of
    shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund
complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
Hans W. Kertess
Date of Birth: 7/12/39
Trustee since: 2003
Term of office: Expected to stand for
    re-election at 2006 annual meeting of
    shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	President, H. Kertess & Co., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.
William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for
    election at 2006 annual meeting of
    shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund
Complex	Asset Management Industry Consultant; formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for
    re-election at 2007 annual meeting of
    shareholders.
Trustee/Director of 22 funds in Fund Complex
Trustee/Director of no funds outside of Fund
Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Further information about Funds’ Trustees is available in the Funds’ Statement of Additional Information, dated October 28, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

54 PIMCO Municipal Income Funds III Annual Report | 9.30.06

PIMCO Municipal Income Funds III
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 24 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 20 funds in the Fund Complex. Secretary & Chief Legal officer of 12 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 67 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees and Principal Officers

Robert E. Connor
    Trustee, Chairman of the Board of Trustees
Paul Belica
    Trustee
John J. Dalessandro II
    Trustee
Hans W. Kertess
    Trustee
William B. Ogden, IV
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Vice President, Secretary & Chief Legal Officer
Youse E. Guia
    Chief Compliance Officer

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (‘‘SEC’’) for the first and third quarter of its fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

On December 30, 2005, the Funds submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2.    CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the ‘‘Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers’’) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an ‘‘audit committee financial expert,’’ and that he is ‘‘independent,’’ for purposes of this Item.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for the last fiscal year (the ‘‘Reporting Period’’) for professional services rendered by the Registrant’s principal accountant (the ‘‘Auditor’’) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,808 in 2005 and $22,156 in 2006.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $4,711 in 2005 and $4,924 in 2006. These services consist of accounting consultations and agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares).

c)	Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning (‘‘Tax Services’’) were $8,500 in 2005 and $9,000 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO New York Municipal Income Fund III (THE ‘‘FUND’’)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (‘‘Committee’’) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the ‘‘Investment Manager’’) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the ‘‘Accounting Affiliates’’). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $3,231,387 and the 2006 Reporting Period was $2,228,248.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6.    SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III

(each a ‘‘Trust’’)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (‘‘AGIFM’’)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (‘‘PIMCO’’) has adopted written proxy voting policies and procedures (‘‘Proxy Policy’’) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June 5, 2007 the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund III (PMX), PIMCO California Municipal Income Fund III (PZC) and PIMCO New York Municipal Income Fund III (PYN) (each a ‘‘Fund’’ and collectively, the ‘‘Funds’’):

Mark V. McCray
Mr. McCray is a Managing Director and portfolio manager responsible for the firm’s municipal bond funds and tax-sensitive portfolios. He currently serves as Chairman of PIMCO’s Shadow Investment Committee. He joined PIMCO in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm’s proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds bachelor’s degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of October 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#		AUM($million)
Mark V. McCray	PMX	12	5,191.19	2	772.08	19	*	1,587.03	*
	PZC	12	5,424.51	2	772.08	19	*	1,587.03	*
	PYN	12	5,799.40	2	772.08	19	*	1,587.03	*

*	Of these other accounts, one account totaling $40.47 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (‘‘PIMCO’’) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

(a) (3)

As of October 31, 2006, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a ‘‘Total Compensation Plan’’ for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the ‘‘Bonus Factors’’) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (‘‘Cash Bonus Plan’’), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (‘‘AGI’’), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 10/31/06.

PIMCO Municipal Income Fund III PIMCO California Municipal Income Fund III PIMCO New York Municipal Income Fund III
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark V. McCray	None

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May yet be Purchased Under the Plans or Programs
October 2005	N/A	15.143	3,277	N/A
November 2005	N/A	14.70	3,256	N/A
December 2005	N/A	14.849	3,149	N/A
December 2005	N/A	15.39	2,772	N/A
February 2006	N/A	15.181	2,814	N/A
March 2006	N/A	15.05	2,392	N/A
April 2006	N/A	14.88	2,334	N/A
May 2006	N/A	N/A	N/A	N/A
June 2006	N/A	14.90	2,295	N/A
July 2006	N/A	14.68	2,527	N/A
August 2006	N/A	15.077	2,354	N/A
September 2006	N/A	15.267	2,348	N/A

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES

(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this document.

(b)	Subsequent to the Registrant’s second fiscal quarter covered by this report, Fund management of the Registrant determined that, the Registrant had a material weakness in its internal controls over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 (‘‘SFAS 140’’). Since September 30, 2006, and prior to the date of this filing, Fund management has revised its internal controls over financial reporting to improve the effectiveness of the controls to ensure that transactions in transfers of certain municipal securities are accounted for properly. As a result of this weakness, the statement of assets and liabilities, including the portfolio of investments as of September 30, 2006, the related statement of operations and statement of changes in net assets for the year then ended and the financial highlights for each of the three years in the period ended and for the period October 31, 2002 (commencement of operations) through September 30, 2003 were restated and a Statement of Cash Flow included in order to appropriately account for such transfers of securities as secured financings and report the related interest income and expense. However, there was no impact to the net asset value of the Registrant’s shares or the Registrant’s total return of any period.

ITEM 12.    EXHIBITS

(a) (1) Exhibit 99.CODE ETH − Code of Ethics

(a) (2) Exhibit 99 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002